Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	Canadian Solar Inc.
Entity Central Index Key	0001375877
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	43,155,767
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 343,994,679	$ 288,651,701
Restricted cash	178,270,427	187,594,816
Accounts receivable trade, net of allowance of $7,956,036 and $9,505,481 on December 31, 2010 and 2011, respectively	292,176,439	169,657,473
Accounts receivable, unbilled	88,503,888
Amount due from related parties	19,835,942	1,355,760
Inventories	296,568,127	272,096,575
Value added tax recoverable	16,974,452	42,296,999
Advances to suppliers, net of allowance of $2,930,978 and $9,458,683 on December 31, 2010 and 2011, respectively	11,309,132	27,320,901
Foreign currency derivative assets	2,726,538	2,182,677
Prepaid expenses and other current assets	45,217,918	43,508,018
Total current assets	1,295,577,542	1,034,664,920
Property, plant and equipment, net	510,069,436	330,459,978
Deferred tax assets	23,226,772	16,725,349
Advances to suppliers, net of allowance of $16,458,564 and $28,665,038 on December 31, 2010 and 2011, respectively	257,821	13,946,324
Prepaid land use right	13,805,283	13,377,894
Investments in affiliates	11,007,725	5,671,159
Intangible assets, net	8,516,234	2,695,312
Goodwill	2,264,847
Other non-current assets	15,083,077	5,826,029
TOTAL ASSETS	1,879,808,737	1,423,366,965
Current liabilities:
Short-term borrowings	743,687,062	540,520,075
Accounts payable	174,429,071	113,404,167
Short-term notes payable	131,568,540	9,969,217
Amounts due to related parties	3,007,809	2,445,020
Other payables	84,675,532	47,876,476
Advances from customers	65,216,074	8,971,102
Foreign currency derivative liabilities		2,452,162
Provision for firm purchase commitments		15,888,507
Other current liabilities	33,863,320	33,806,531
Total current liabilities	1,236,447,408	775,333,257
Accrued warranty costs	47,021,352	31,224,906
Convertible notes	950,301	905,816
Long-term borrowings	88,249,027	69,458,179
Liability for uncertain tax positions	12,300,940	11,460,330
Loss contingency accruals	27,862,017
TOTAL LIABILITIES	1,412,831,045	888,382,488
Commitments and contingencies (Note 18)
Equity:
Common shares - no par value: unlimited authorized shares, 42,893,044 and 43,155,767 shares issued and outstanding at December 31, 2010 and 2011, respectively	502,402,939	501,145,991
Additional paid-in capital	(53,331,445)	(57,392,283)
Retained earnings (Accumulated deficit)	(28,693,433)	62,110,767
Accumulated other comprehensive income	45,555,710	28,461,944
Total Canadian Solar Inc. shareholders' equity	465,933,771	534,326,419
Non-controlling interest	1,043,921	658,058
Total equity	466,977,692	534,984,477
TOTAL LIABILITIES AND EQUITY	$ 1,879,808,737	$ 1,423,366,965

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Accounts receivable trade, allowance	$ 9,505,481	$ 7,956,036
Advances to suppliers, allowance, current	9,458,683	2,930,978
Advances to suppliers, allowance, non-current	$ 28,665,038	$ 16,458,564
Common shares, shares issued (in shares)	43,155,767	42,893,044
Common shares, shares outstanding (in shares)	43,155,767	42,893,044

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net revenues:
-Non-related parties	$ 1,879,247,942	$ 1,495,509,056	$ 630,961,165
-Related parties	19,674,164
Total net revenues	1,898,922,106	1,495,509,056	630,961,165
Cost of Revenue
-Non-related parties	1,696,421,523	1,266,737,444	552,856,159
-Related parties	20,218,969
Total cost of revenues	1,716,640,492	1,266,737,444	552,856,159
Gross profit	182,281,614	228,771,612	78,105,006
Operating expenses:
Selling expenses	69,341,229	47,109,261	22,088,657
General and administrative expenses	86,268,786	54,519,646	46,323,959
Research and development expenses	19,838,547	6,843,216	3,180,372
Total operating expenses	175,448,562	108,472,123	71,592,988
Income from operations	6,833,052	120,299,489	6,512,018
Other income (expenses):
Interest expense	(43,843,586)	(22,164,363)	(9,458,983)
Interest income	8,446,647	6,935,560	5,084,227
Gain (loss) on change in foreign currency derivatives	(5,750,981)	1,656,928	9,870,333
Foreign exchange gain (loss)	(40,007,403)	(36,291,898)	7,680,503
Investment income (loss)	(41,163)	(2,853,403)	1,788,036
Income (loss) before income taxes	(74,363,434)	67,582,313	21,476,134
Income tax benefit (expense)	(16,539,940)	(16,753,917)	1,302,065
Net income (loss)	(90,903,374)	50,828,396	22,778,199
Less: net income (loss) attributable to non-controlling interest	(99,174)	259,477	132,315
Net income (loss) attributable to Canadian Solar Inc.	$ (90,804,200)	$ 50,568,919	$ 22,645,884
Earnings (loss) per share-basic (in dollars per share)	$ (2.11)	$ 1.18	$ 0.61
Shares used in computation - basic (in shares)	43,076,489	42,839,356	37,137,004
Earnings (loss) per share-diluted (in dollars per share)	$ (2.11)	$ 1.16	$ 0.6
Shares used in computation-diluted (in shares)	43,076,489	43,678,208	37,727,138

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY AND COMPREHENSIVE INCOME (USD $)	Total	Equity (Deficits) Attribute to Canadian Solar Inc.	Common Shares	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income	Non-Controlling Interest	Comprehensive Income (Loss)
Balance at Dec. 31, 2008	$ 332,253,981	$ 332,253,981	$ 395,153,795	$ (66,705,304)	$ (11,104,036)	$ 14,909,526
Balance (in shares) at Dec. 31, 2008			35,744,563
Increase (Decrease) in Stockholders' Equity
Net income (loss)	22,778,199	22,645,884			22,645,884		132,315	22,778,199
Foreign currency translation adjustment	211,773	211,773				211,773		211,773
Comprehensive income (loss)	22,989,972	22,857,657					132,315	22,989,972
Share-based compensation	5,436,350	5,436,350		5,436,350
Issuance of ordinary shares, net of issuance cost	102,811,343	102,811,343	102,811,343
Issuance of ordinary shares, net of issuance cost (in shares)			6,900,000
Deferred tax on issuance costs of ordinary shares	1,682,869	1,682,869	1,682,869
Exercise of share options	674,424	674,424	674,424
Exercise of share options (in shares)			129,922
Paid-in capital from non-controlling interest	9,173						9,173
Sales of subsidiary shares to non-controlling interest	143,292						143,292
Balance at Dec. 31, 2009	466,001,404	465,716,624	500,322,431	(61,268,954)	11,541,848	15,121,299	284,780
Balance (in shares) at Dec. 31, 2009			42,774,485
Increase (Decrease) in Stockholders' Equity
Net income (loss)	50,828,396	50,568,919			50,568,919		259,477	50,828,396
Foreign currency translation adjustment	13,309,318	13,340,645				13,340,645	(31,327)	13,309,318
Comprehensive income (loss)	64,137,714	63,909,564					228,150	64,137,714
Share-based compensation	3,876,671	3,876,671		3,876,671
Exercise of share options	823,560	823,560	823,560
Exercise of share options (in shares)			118,559
Sales of subsidiary shares to non-controlling interest	145,128						145,128
Balance at Dec. 31, 2010	534,984,477	534,326,419	501,145,991	(57,392,283)	62,110,767	28,461,944	658,058
Balance (in shares) at Dec. 31, 2010	42,893,044		42,893,044
Increase (Decrease) in Stockholders' Equity
Net income (loss)	(90,903,374)	(90,804,200)			(90,804,200)		(99,174)	(90,903,374)
Foreign currency translation adjustment	17,111,083	17,093,766				17,093,766	17,317	17,111,083
Comprehensive income (loss)	(73,792,291)	(73,710,434)					(81,857)	(73,792,291)
Share-based compensation	4,060,838	4,060,838		4,060,838
Exercise of share options	1,256,948	1,256,948	1,256,948
Exercise of share options (in shares)			262,723
Paid-in capital from non-controlling interest	467,720						467,720
Balance at Dec. 31, 2011	$ 466,977,692	$ 465,933,771	$ 502,402,939	$ (53,331,445)	$ (28,693,433)	$ 45,555,710	$ 1,043,921
Balance (in shares) at Dec. 31, 2011	43,155,767		43,155,767

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities:
Net income (loss)	$ (90,903,374)	$ 50,828,396	$ 22,778,199
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	56,117,280	31,266,181	20,508,383
Loss on disposal of property, plant and equipment	1,223,163	194,243	174,292
Loss (Gain) on change in fair value of derivatives	5,750,981	(1,656,928)	(9,870,333)
Investment loss (income)	41,163	2,853,403	(1,788,036)
Allowance for doubtful debts	23,156,857	3,046,100	18,076,416
Write-down of inventories	8,456,260	2,101,124	12,478,944
Provision for firm purchase commitments	10,610,410	1,562,002	13,822,818
Amortization of discount on debt	44,485	39,816	35,638
Share-based compensation	4,060,838	3,876,671	5,436,350
Changes in operating assets and liabilities:
Inventories	(28,798,943)	(103,637,355)	(83,970,843)
Accounts receivable	(103,748,565)	(5,704,039)	(116,463,362)
Amount due from related parties	(18,135,684)	(1,347,828)
Value added tax recoverable	28,508,062	(1,828,277)	(21,981,216)
Advances to suppliers	13,458,006	2,227,991	6,751,157
Other non-current assets	(9,257,048)	(5,826,029)
Accounts receivable, unbilled	(88,503,888)
Prepaid expenses and other current assets	(2,969,210)	(6,424,395)	(15,111,379)
Accounts payable	52,435,834	18,096,208	62,855,936
Short-term notes payable	118,154,508	(96,011,517)	104,588,587
Other payables	20,699,554	10,979,862	9,065,342
Advances from customers	56,706,824	5,120,313	65,703
Amounts due to related parties	484,649	2,163,515	166,900
Accrued warranty costs	15,737,987	14,259,880	6,051,483
Provision for firm purchase commitments	(27,862,017)
Loss contingency accruals	27,862,017
Other current liabilities	(744,073)	18,875,491	8,452,665
Prepaid land use right	229,241	(454,803)	258,520
Liability for uncertain tax positions	840,611	755,414	2,001,086
Deferred taxes	(4,632,976)	(5,179,877)	(10,834,919)
Settlement of foreign currency derivatives	(8,898,838)	1,337,319	17,367,159
Net cash provided by (used in) operating activities	60,124,114	(58,487,119)	50,915,490
Investing activities:
Decrease (increase) in restricted cash	23,614,897	(987,019)	(158,622,411)
Payment to acquire subsidiaries	(6,104,823)
Investment in affiliates	(5,667,627)	(1,503,531)	(4,100,084)
Proceeds from disposal of investment		2,524,541	148,898
Purchase of property, plant and equipment	(205,419,189)	(134,314,791)	(72,214,660)
Proceeds from disposal of property, plant and equipment		291,846	220,027
Net cash used in investing activities	(193,576,742)	(133,988,954)	(234,568,230)
Financing activities:
Proceeds from short-term borrowings	1,808,463,199	917,514,400	481,721,660
Repayment of short-term borrowings	(1,721,463,494)	(695,513,690)	(371,676,212)
Proceeds from long-term borrowings	89,023,852	89,659,607	14,633,000
Sales of subsidiary shares to non-controlling interest		145,128	9,173
Capital contribution from non-controlling interest	467,720
Proceeds from issuance of common shares			103,349,924
Issuance costs paid for common shares offering			(538,581)
Proceeds from exercise of stock options	1,256,948	823,560	674,424
Net cash provided by financing activities	177,748,225	312,629,005	228,173,388
Effect of exchange rate changes	11,047,381	8,387,882	(70,682)
Net increase in cash and cash equivalents	55,342,978	128,540,814	44,449,966
Cash and cash equivalents at the beginning of the year	288,651,701	160,110,887	115,660,921
Cash and cash equivalents at the end of the year	343,994,679	288,651,701	160,110,887
Supplemental disclosure of cash flow information:
Interest paid, net of amounts capitalized	46,345,299	21,211,228	10,729,375
Income taxes paid	30,929,617	13,635,216	4,367,772
Supplemental schedule of non-cash activities:
Amounts due from disposal of subsidiaries or affiliates included in prepaid expenses and other current assets	714,182		2,345,557
Property, plant and equipment cost included in other payables	$ 36,495,522	$ 22,199,024	$ 18,943,086

ORGANIZATION AND PRINCIPAL ACTIVITIES	12 Months Ended
Dec. 31, 2011
ORGANIZATION AND PRINCIPAL ACTIVITIES
ORGANIZATION AND PRINCIPAL ACTIVITIES

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

        Canadian Solar Inc. ("CSI") was incorporated pursuant to the laws of the Province of Ontario in October 2001, and changed its jurisdiction by continuing under the Canadian federal corporate statute, the Canada Business Corporations Act, or CBCA, effective June 1, 2006.

        CSI and its subsidiaries (collectively, the "Company") are principally engaged in the design, development, manufacturing and marketing of solar power products for global markets. As of December 31, 2011, major subsidiaries of CSI are included in Appendix 1.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

2. SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a)   Basis of presentation

        The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

(b)   Basis of consolidation

        The consolidated financial statements include the financial statements of CSI and its subsidiaries.

        The consolidated financial statements include the financial statements of the Company and its subsidiaries in which it has a controlling financial interest. A controlling financial interest is typically determined when a company holds a majority of the voting equity interest in an entity. The Company evaluates each of its interest in private companies to determine whether or not the investee is a variable interest entity ("VIE"). If the Company demonstrates it both has (i) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE, then the entity is consolidated. The Company has not consolidated any VIEs as of or during any of the periods presented. All significant intercompany balances and transactions between the Company and its subsidiaries have been eliminated in consolidation.

(c)   Use of estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company's financial statements include revenue recognition for system integration projects accounted for under the percentage of completion method, estimated sales returns, allowance for doubtful accounts and advances to suppliers, valuation of inventories and provision for firm purchase commitments, provision for contingent liability, useful lives and impairment of long lived assets, accrual for warranty, fair value of foreign exchange derivatives, provision for uncertain tax positions and tax valuation allowances and assumptions used in the computation of share-based compensation, including the associated forfeiture rates.

(d)   Cash and cash equivalents and restricted cash

        Cash and cash equivalents are stated at cost, which approximates fair value. Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and have original maturities of three months or less when acquired.

        Restricted cash represents amounts held by banks, which are not available for the Company's general use, as security for issuance of letters of credit, short term notes payable, and bank borrowings. Upon maturity of the letters of credit and repayment of short term notes payable, and bank borrowings which generally occur within one year, the deposits are released by the bank and become available for general use by the Company.

(e)   Accounts receivable, unbilled

        Accounts receivable, unbilled represents revenue that has been recognized in advance of billing. The Company uses the percentage of completion method to recognize revenue from system integration projects for which the Company provides engineering, procurement and construction services ("EPC"). Under this accounting method, revenue may be recognized in advance of billing the customer, which results in the recording of accounts receivable, unbilled. Once the Company meets the billing criteria under such contract, it bills the customer and reclassifies the unbilled balance to accounts receivable trade, net. Billing requirements vary by contract, but are generally structured around completion of certain construction milestones. The Company maintains allowances for uncollectible accounts receivable, unbilled. The Company evaluates collectability of unbilled amounts based on historical collections and other factors. There were no allowances recognized during the year ended 2011.

(f)    Allowance for doubtful receivables

        In 2009, the Company began purchasing insurance from China Export & Credit Insurance Corporation ("Sinosure") for certain of its accounts receivable, trade in order to reduce its exposure to bad debt loss. The Company provides an allowance for accounts receivable, trade using primarily a specific identification methodology. An allowance is recorded based on the likelihood of collection from the specific customer regardless whether such account is covered by Sinosure. At the time the claim is made to Sinosure, the Company records a receivable from Sinosure equal to the expected recovery up to the amount of the specific allowance. The Company had recorded a receivable from Sinosure in prepaid expenses and other current assets of $7,101,492, $4,212,532 and $5,337,282 as of December 31, 2009, 2010 and 2011, respectively, and a corresponding reduction in bad debt expense.

(g)   Advances to suppliers

        In order to secure a stable supply of silicon materials, the Company makes prepayments to certain suppliers based on written purchase orders detailing product, quantity and price. Such amounts are recorded in advances to suppliers in the consolidated balance sheets. Advances to suppliers expected to be utilized within twelve months as of each balance sheet date are recorded as current assets and the portion expected to be utilized after twelve months are classified as non-current assets in the consolidated balance sheets.

        The Company makes the prepayments without receiving collateral. Such prepayments are unsecured and expose the Company to supplier credit risk. As of December 31, 2010 and 2011, gross prepayments made to individual suppliers in excess of 10% of total advances to suppliers are as follows:

	At December 31, 2010	At December 31, 2011
	$	$
Supplier A	18,004,235	17,408,593
Supplier B	9,663,744	10,157,248
Supplier C	9,054,708	9,517,110
Supplier D	7,549,800	9,430,646

(h)   Inventories

        Inventories are stated at the lower of cost or market. Cost is determined by the weighted-average method. Cost is comprised of direct materials and, where applicable, direct labor costs, tolling costs and those overhead costs that have been incurred in bringing the inventories to their present location and condition.

        Adjustments are recorded to write down the cost of obsolete and excess inventory to the estimated market value based on historical and forecast demand.

        The Company outsources portions of its manufacturing process, including converting silicon into ingots, cutting ingots into wafers, and converting wafers into solar cells, to various third-party manufacturers. These outsourcing arrangements may or may not include transfer of title of the raw material inventory (silicon, ingots or wafers) to the third-party manufacturers. Such raw materials are recorded as raw materials inventory when purchased from suppliers. For those outsourcing arrangements in which title is not transferred, the Company maintains such inventory on the Company's balance sheet as raw materials inventory while it is in physical possession of the third-party manufacturer. Upon receipt, processed inventory is reclassified to work-in-process inventory and a processing fee is paid to the third-party manufacturer. For those outsourcing arrangements, which are characterized as sales, in which title (including risk of loss) does transfer to the third-party manufacturer, the Company is constructively obligated, through raw materials sales agreements and processed inventory purchase agreements, which have been entered into simultaneously with the third-party manufacturer, to repurchase the inventory once processed. In this case, the raw material inventory remains classified as raw material inventory while in the physical possession of the third-party manufacturer and cash is received, which is classified as "advances from customers" on the balance sheet and not as revenue or deferred revenue. Cash payments for outsourcing arrangements, which require prepayment for repurchase of the processed inventory, are classified as "advances to suppliers" on the balance sheet. There is no right of offset for these arrangements and accordingly, "advances from customers" and "advances to suppliers" remain on the balance sheet until the processed inventory is repurchased.

        On occasion, the Company enters into firm purchase commitments to acquire materials from its suppliers. A firm purchase commitment represents an agreement that specifies all significant terms, including the price and timing of the transactions, and includes a disincentive for non-performance that is sufficiently large to make performance probable. This disincentive is generally in the form of a take-or-pay provision, which requires the Company to pay for committed volumes regardless of whether the Company actually acquires the materials. The Company evaluates these agreements and records a loss, if any, on firm purchase commitments using the same lower of cost or market approach as that used to value inventory. The Company records the expected loss only as it relates to the following fiscal period, as it is unable to reasonably estimate future market prices beyond one year, in cost of revenues in the consolidated statements of operations.

(i)    Business combination

        Business combinations are recorded using the acquisition method of accounting and, accordingly, the acquired assets and liabilities are recorded at their fair market value at the date of acquisition. Any excess of acquisition cost over the fair value of the acquired assets and liabilities, including identifiable intangible assets, is recorded as goodwill.

(j)    Goodwill

        The Group performs an annual goodwill impairment test comprised of two steps. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit's goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. Management performs its goodwill impairment test as of December 31 of each year or when there is a triggering event causing management to believe it is more likely than not that the carrying amount of goodwill may be impaired. . Fair values for reporting units are determined based on discounted cash flows, market multiples or appraised values. The goodwill is mainly related to the acquisition of subsidiaries in Canada.

(k)   Property, plant and equipment

        Property, plant and equipment is recorded at cost less accumulated depreciation. The cost of property, plant and equipment comprises its purchase price and any directly attributable costs, including interest cost capitalized during the period the asset is brought to its working condition and location for its intended use. The Company expenses repair and maintenance costs as incurred.

        Depreciation is computed on a straight-line basis over the following estimated useful lives:

Buildings	20 years
Leasehold improvements	Over the shorter of the lease term or their estimated useful lives
Machinery	5 - 10 years
Furniture, fixtures and equipment	5 years
Motor vehicles	5 years

        Costs incurred in constructing new facilities, including progress payment, capitalized interest and other costs relating to the construction, are capitalized and transferred to property, plant and equipment on completion and depreciation commences from that time.

(l)    Intangible assets

        Intangible assets primarily represent the power purchase agreement, technical know-how, and computer software purchased from third parties. Intangible assets are recorded at fair value at the time of acquisition less accumulated amortization, if applicable. Amortization is recorded according to the following table on a straight-line basis for all intangible assets:

Power purchase agreement	20 years
Technical know-how	10 years
Computer software	1 - 10 years

(m)  Prepaid land use right

        Prepaid land use right represents amounts paid for the Company's lease for the use right of lands located in Changshu City, Suzhou City, and Luoyang City of People's Republic of China ("PRC"). Amounts are charged to earnings ratably over the term of the lease of 50 years.

(n)   Investments in affiliates

        The Company holds equity investments in affiliates for which it does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investee. These investments are accounted for under equity method of accounting wherein the Company records its' proportionate share of the investees' income or loss in its consolidated financial statements.

        Investments are evaluated for impairment when facts or circumstances indicate that the fair value of the investment is less than its carrying value. An impairment is recognized when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (1) nature of the investment; (2) cause and duration of the impairment; (3) extent to which fair value is less than cost; (4) financial conditions and near term prospects of the issuers; and (5) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value.

(o)   Impairment of long-lived assets

        The Company evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When these events occur, the Company measures impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the fair value of the assets. There was no impairment charge recognized for the years ended December 31, 2009, 2010 and 2011.

(p)   Income taxes

        Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net tax loss carry forwards and credits using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they do not relate to a specific asset or liability.

        Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax asset or liability balance during the year plus any change in valuation allowances; (ii) current tax expense, which represents the amount of tax currently payable to or receivable from a taxing authority; and (iii) noncurrent tax expense, which represents the increases and decreases in amounts related to uncertain tax positions from prior period and not settled with cash or other tax attributes. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position. The Company records penalties and interest as a component of income tax expense.

(q)   Revenue recognition

        Sales of modules, solar system kits and silicon materials are recorded when products are delivered and title and risk of loss or damage has passed to the customers. A Solar system kit is a ready-to-install package consisting of solar modules produced by the Company and the third party supplied components, such as inverters, racking system, tracker and other accessories. The Company only recognizes revenues when prices to the seller are fixed or determinable and collectability is reasonably assured. If collectability is not reasonably assured, the Company recognizes revenue only upon collection of cash. Revenues also include reimbursements of shipping and handling costs of products sold to customers. Sales agreements typically contain the customary product warranties but do not contain any post-shipment obligations nor any return or credit provisions.

        A majority of the Company's contracts provide that products are shipped under the term of free on board ("FOB"), ex-works, or cost, insurance and freight ("CIF"). Under FOB, the Company fulfills its obligation to deliver when the goods have passed over the ship's rail at the named port of shipment. The customer has to bear all costs and risks of loss or damage to the goods from that point. Under ex-works, the Company fulfills its obligation to deliver when it has made the goods available at its premises to the customer. The customer bears all costs and risks involved in taking the goods from the Company's premises to the desired destination. Under CIF, the Company must pay the costs, marine insurance and freight necessary to bring the goods to the named port of destination but the risk of loss of or damage to the goods, as well as any additional costs due to events occurring after the time the goods have been delivered on board the vessel, is transferred to the customer when the goods pass the ship's rail in the port of shipment.

        The Company uses the percentage of completion method to recognize revenue from systems integration projects for which the Company provides EPC services under an EPC contract when the contract price is fixed or determinable. The Company uses the cost-to-cost method to measure the percentage of completion and recognize revenue based on the estimated progress to completion. The Company periodically revises its profit estimates based on changes in facts, and immediately recognizes any losses that are identified on contracts. Incurred costs include all direct material, labor, subcontractor cost, and other associated costs. The Company recognizes job material costs as incurred costs when the job materials have been permanently attached or fitted to the solar power systems as required by the engineering design. The construction periods normally extend beyond six months and less than one year.

        Sales to customers are recorded net of estimated returns.

        The Company enters into toll manufacturing arrangements in which the Company receives wafers and returns finished modules. In those cases, the title of the wafers received and risk of loss remains with the seller. As a result, the Company does not recognized inventory on the balance sheet. The Company recognizes a service fee as revenue when the processed modules are delivered. During the year ended December 31, 2009, 2010 and 2011, the Company recognized $nil, $nil, and $24,709,792 revenue under toll manufacturing arrangements

        The Company enters into buy/sell arrangements with certain raw material vendors pursuant to which the Company sells finished goods, comprising either solar cells or solar modules, in exchange for raw materials, typically silicon wafers. These arrangements are made with counterparties in the same line of business as the Company and are executed as a means of securing a consistent supply of raw materials. The transactions are recorded in revenues and cost of revenues at fair value on a gross basis. During the year ended December 31, 2011, the Company purchased $21,463,337 of raw materials and sold $43,833,871 of finished goods under these buy-and-sell arrangements.

        On occasion, the Company permitted certain customers to return products for reasons that were not covered by warranty. The Company makes estimates of sales returns basis based on historical experience and records such estimates as a reduction of revenue. As of December 31, 2009, 2010 and 2011, the Company had a sales return reserve of $8.5 million, $8.9 million and $6.2 million, respectively.

        As of December 31, 2009, 2010 and 2011, the Company had inventories of $21.0 million, $18.8 million and $23.2 million, respectively, relating to sales to customers where revenues were not recognized because the collection of payment was not reasonably assured. The delivered product remains in inventories on consolidated balance sheets, regardless of whether title has been transferred. In such cases, the Company recognizes revenue, relieves inventories and recognizes cost of revenue when payment is collected from customers.

(r)   Cost of revenues

        Cost of revenues from modules and system kits includes production and indirect costs for products sold including depreciation and amortization. Cost of revenues from silicon materials includes acquisition costs. Cost of revenues from services includes labor and material costs associated with provision of the services.

(s)   Shipping and handling costs

        Payments received from customers for shipping and handling costs are included in net revenues. Shipping and handling costs relating to solar module sales of $7,719,340, $23,727,467 and $31,785,077, are included in selling expenses for the years ended December 31, 2009, 2010 and 2011, respectively.

(t)    Legal and professional service fees

        The Company expenses its legal and professional service fees as incurred.

(u)   Research and development

        Research and development costs are expensed when incurred and amounted to $ 3,180,372, $6,843,216 and $19,838,547 for the years ended December 31, 2009, 2010 and 2011, respectively.

(v)   Advertising expenses

        Advertising expenses are expensed as incurred and amounted to $461,803, $5,148,215 and $11,194,027 for the years ended December 31, 2009, 2010 and 2011, respectively.

(w)  Warranty cost

        Before June 2009, the Company typically sold standard solar modules and products with up to a two-year guarantee for defects in materials and workmanship and a 10-year and 25-year warranty against declines of more than 10% and 20%, respectively, from the initial minimum power generation capacity at the time of delivery. In June 2009, the Company increased its warranty against defects in materials and workmanship to six years. Effective August 1, 2011, the Company increased its warranty against defects in materials and workmanship to ten years and guarantees that, for a period of 25 years the modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97% of the labeled power output; (ii) from year 2 to year 24, the actual annual power output decline will be no more than 0.7%; and (iii) by the end of year 25, the actual power output of the module will be no less than 80% of the labeled power output. The Company has the right to repair or replace solar modules, at its option, under the terms of the warranty policy. The Company maintains warranty reserves to cover potential liabilities that could arise under these guarantees and warranties. Due to limited warranty claims to date, the Company accrues the estimated costs of warranties based on an assessment of its competitors' accrual history, industry-standard accelerated testing, estimates of failure rates from its quality review, and other assumptions that the Company believes to be reasonable under the circumstances. Actual warranty costs are accumulated and charged against the accrued warranty liability. To the extent that accrual warranty costs differ from the estimates, the Company will prospectively revise the accrual rate. The Company currently records a 1% warranty provision for sales of solar modules and 0.8% for sales of solar system kits. The warranty costs of $6,051,483, $14,259,880 and $18,347,272 are included in cost of revenues for the years ended December 31, 2009, 2010 and 2011, respectively.

        In April 2010, the Company started to purchase product warranty insurance from a group of insurance companies to back up its warranties. Under the policies, the insurance companies have agreed to cover the liabilities listed on its warranty statement up to certain maximum claim limits and subject to certain deductibles. Insurance premiums are recorded as other non-current assets and amortized over the 25-year term of the insurance policy. The unamortized carrying amount is nil, $5,593,524 and $14,791,807 as of December 31, 2009, 2010 and 2011, respectively, and is included as a component of other non-current assets in the consolidated balance sheets. The use of insurance may alter the costs of our warranty program.

(x)   Foreign currency translation

        The United States dollar ("U.S. dollar"), the currency in which a substantial amount of the Company's transactions are denominated, is used as the functional and reporting currency of CSI. Monetary assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the U.S. dollar during the year are converted into the U.S. dollar at the applicable rates of exchange prevailing on the transaction date. Transaction gains and losses are recognized in the consolidated statements of operations. Gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities are not recognized in earnings, but are included as a component of other comprehensive income.

        The financial records of certain of the Company's subsidiaries are maintained in local currencies other than the U.S. dollar, such as Renminbi ("RMB"), Euro ("EUR"), Canadian dollar ("CAD") and Japanese Yen ("Yen"), which are their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as foreign currency translation adjustment and are shown as a separate component of other comprehensive income in the statements of changes in equity and comprehensive income.

(y)   Comprehensive income

        Comprehensive income includes all changes in equity except those resulting from investments by owners and distributions to owners. For the years presented, total comprehensive income included (i) net income, (ii) foreign currency translation adjustments and (iii) gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities.

(z)  Foreign currency risk

        The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company's cash and cash equivalents and restricted cash denominated in RMB amounted to $207,673,385, $296,612,028 and $363,647,327 as of December 31, 2009, 2010 and 2011, respectively.

(aa) Concentration of credit risk

        Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable and advances to suppliers. All of the Company's cash and cash equivalents are held with financial institutions that Company management believes to be high credit quality.

        The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivables and factors surrounding the credit risk of specific customers. With respect to advances to suppliers, such suppliers are primarily suppliers of raw materials. The Company performs ongoing credit evaluations of its suppliers' financial conditions. The Company generally does not require collateral or security against advances to suppliers, however, it maintains a reserve for potential credit losses and such losses have historically been within management's expectation.

(ab) Fair value of derivatives and financial instruments

        The Company estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (i.e., an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority, Level 1, to measurements based on unadjusted quoted prices in active markets for identical assets or liabilities and lowest priority, Level 3, to measurements based on unobservable inputs and classifies assets and liabilities with limited observable inputs or observable inputs for similar assets or liabilities as Level 2 measurement. When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company measures fair value using valuation techniques that use; when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates.

(ac) Earnings per Share

        Basic income per share is computed by dividing income attributable to holders of common shares by the weighted average number of common shares outstanding during the year. Diluted income per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common share equivalents are excluded from the computation in loss periods, as their effects would be anti-dilutive.

(ad) Share-based compensation

        The Company's share-based compensation with employees and non-employees, such as restricted shares and share options, is measured at the grant date, based on the fair value of the award, and is recognized as expense over the requisite service period. The Company has made an estimate of expected forfeitures and is recognizing compensation cost only for those equity awards expected to vest.

(ae) Recently issued accounting pronouncements

        In May 2011, the FASB issued ASU 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs". This ASU is the result of joint efforts by the FASB and International Accounting Standards Board to develop a single, converged fair value framework. The guidance is largely consistent with existing fair value measurement principles in U.S. GAAP. The guidance expands the existing disclosure requirements for fair value measurements and makes other amendments. The guidance is to be applied prospectively and is effective for interim and annual periods beginning after December 15, 2011. Early application is not permitted. The Company does not expect the adoption of this pronouncement will have a significant effect on its consolidated financial statements.

        In June 2011, the FASB issued ASU 2011-05, "Comprehensive Income (Topic 220), Presentation of Comprehensive Income." The ASU revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in ASC 220, "Comprehensive Income," and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The ASU does not change the items that must be reported in other comprehensive income. In December 2011, the FASB issued ASU 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." This ASU defers the requirement in ASU 2011-05 that entities present reclassification adjustments for each component of accumulated other comprehensive income ("AOCI") in both net income and other comprehensive income on the face of the financial statements. ASU 2011-12 requires entities to continue to present amounts reclassified out of AOCI on the face of the financial statements or disclose those amounts in the notes to the financial statements. The effective date of ASU 2011-12 is consistent with ASU 2011-05, which is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 for public entities. The adoption of this ASU will change the Company's presentation of comprehensive income in its consolidated financial statements.

        In September 2011, the FASB issued ASU 2011-08, "Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment". This ASU permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments in this ASU apply to all entities, both public and nonpublic, that have goodwill reported in their financial statements. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity's financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The Company does not expect the adoption of this pronouncement will have a significant effect on its consolidated financial statements.

        On December 16, 2011, the FASB issued ASU 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities," which contains new disclosure requirements regarding the nature of an entity's rights of setoff and related arrangements associated with its financial instruments and derivative instruments. The new disclosures are designed to make financial statements that are prepared under US GAAP more comparable to those prepared under IFRSs. To facilitate comparison between financial statements prepared under US GAAP and IFRSs, the new disclosures will give financial statement users information about both gross and net exposures. The new disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods therein; retrospective application is required. The Company does not believe that the adoption of this ASU will have a material effect on its consolidated financial statements.

BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATION
BUSINESS COMBINATION

3. BUSINESS COMBINATION

        On January 28, 2011, Canadian Solar Solutions Inc. ("CSSI") entered into a purchase agreement with SkyPower Limited ("SkyPower"), an independent third party, to purchase 50% of the share interest of both SunE Sky GP First Light III Ltd ("FL3 GP") SunE Sky First Light III LP ("FL3 LP") to extend its business scope as a solar farm owner in Canada and to sell its solar modules. FL3 GP and FL3 LP were formed to build, install and operate the Project FL3, which is a proposed solar plant in Ontario Canada. The Company paid $3,020,109 for the 50% interest in FL3 GP and FL3 LP and accounted for the investment using the equity method.

        On May 24, 2011, CSSI entered into another purchase agreement with SkyPower to acquire the remaining 50% equity interests and become the sole shareholder of both FL3 GP and FL3 LP. The Company paid $3,084,714 for such interests. The fair value of the acquired company as of May 24, 2011 approximated that of the acquired company as of January 28, 2011; therefore, no material gain or loss resulted from the step acquisition. GP's and FL3 LP's results of operations have been consolidated since May 24, 2011 and were immaterial for the year ended December 31, 2011.

Purchase price allocation:

Net tangible assets acquired	$845,929
Deferred tax liabilities	(1,345,152)
Power purchase agreement	4,339,201
Goodwill	2,264,845

Total consideration	$6,104,823

        Goodwill is not deductible for tax purposes and is not amortized, but is reviewed annually for impairment. The acquired goodwill is not deductible for tax purposes.

        The fair value of the power purchase agreement, was calculated using the income approach and has an estimated useful life of 20 years. Amortization expense of $142,969 was recorded for the year ended December 31, 2011.

ALLOWANCE FOR DOUBTFUL RECEIVABLES	12 Months Ended
Dec. 31, 2011
ALLOWANCE FOR DOUBTFUL RECEIVABLES
ALLOWANCE FOR DOUBTFUL RECEIVABLES

4. ALLOWANCE FOR DOUBTFUL RECEIVABLES

        Allowance for doubtful receivables are comprised of allowances for account receivable trade and advances to suppliers.

        An analysis of allowances for accounts receivable, trade for the years ended December 31, 2009, 2010 and 2011 is as follows:

	2009	2010	2011
	$	$	$
Beginning of the year	5,605,983	18,029,440	7,956,036
Allowances made (reversed) during the year	16,536,592	(10,082,718)	6,552,926
Accounts written-off against allowances	(4,113,307)	—	(5,053,538)
Foreign exchange effect	172	9,314	50,057

Closing balance	18,029,440	7,956,036	9,505,481

        An analysis of allowances for advances to suppliers for the years ended December 31, 2009, 2010 and 2011 is as follows:

	2009	2010	2011
	$	$	$
Beginning of the year	2,341,685	10,985,195	19,389,542
Allowances made during the year	8,641,316	10,239,858	17,728,681
Accounts written-off against allowances	—	(2,205,848)	—
Foreign exchange effect	2,194	370,337	1,005,498

Closing balance	10,985,195	19,389,542	38,123,721

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES
INVENTORIES

5. INVENTORIES

        Inventories consist of the following:

	At December 31, 2010	At December 31, 2011
	$	$
Raw materials	93,900,586	50,062,944
Work-in-process	50,094,707	49,157,454
Finished goods	128,101,282	197,347,729

	272,096,575	296,568,127

        In 2009, 2010 and 2011, inventory was written down by $12,478,944, $2,101,124 and $8,456,260, respectively, to reflect the lower of cost or market.

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

        Property, plant and equipment, net consist of the following:

	At December 31, 2010	At December 31, 2011
	$	$
Buildings	67,962,404	150,147,460
Leasehold improvements	3,293,248	2,742,305
Machinery	213,220,584	413,079,111
Furniture, fixtures and equipment	14,086,113	26,397,638
Motor vehicles	2,252,790	2,908,260

	300,815,139	595,274,774
Less: Accumulated depreciation	(64,257,989)	(122,078,346)

	236,557,150	473,196,428
Construction in process	93,902,828	36,873,008

Property, plant and equipment, net	330,459,978	510,069,436

        Depreciation expense of property, plant and equipment was $20,390,862, $30,946,035 and $55,104,656 for the years ended December 31, 2009, 2010 and 2011, respectively. Construction in process represents production facilities under construction.

INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

7. INTANGIBLE ASSETS, NET

        The following summarizes the Company's intangible assets:

As of December 31, 2011	Gross Carrying Amount	Accumulated Amortization	Net
	$	$	$
Acquired power purchase agreements	4,111,199	(142,969)	3,968,230
Technical know-how	1,023,354	(213,199)	810,155
Computer software	4,982,833	(1,244,984)	3,737,849

Total intangible assets, net	10,117,386	(1,601,152)	8,516,234

As of December 31, 2010	Gross Carrying Amount	Accumulated Amortization	Net
	$	$	$
Technical know-how	973,630	(105,477)	868,153
Computer software	2,288,011	(460,852)	1,827,159

Total intangible assets, net	3,261,641	(566,329)	2,695,312

        Amortization expense for the years ended December 31, 2009, 2010 and 2011 were $117,521, $320,146 and $1,012,624, respectively.

        Amortization expenses of the above intangible assets is expected to be approximately $1.1 million, $1.0 million, $1.0 million, $1.0 million and $0.7 million for the years ended December 31, 2012, 2013, 2014, 2015 and 2016, respectively.

FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

8. FAIR VALUE MEASUREMENT

        As of December 31, 2010 and 2011, information about inputs into the fair value measurements of the Company's assets or liabilities that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

	Fair Value Measurements at Reporting Date Using
As of December 31, 2011	Total Fair Value and Carrying Value on the Balance Sheet	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Foreign exchange option contracts	$479,333	$—	$479,333	$—
Foreign exchange forward contracts	$2,247,205	$—	$2,247,205	$—

Total Assets	$2,726,538	—	$2,726,538	—

	Fair Value Measurements at Reporting Date Using
As of December 31, 2010	Total Fair Value and Carrying Value on the Balance Sheet	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Foreign exchange forward contracts	$2,182,677	$—	$2,182,677	$—

Total Assets	$2,182,677	—	$2,182,677	—

Liabilities:
Foreign exchange option contracts	$1,062,179	$—	$1,062,179	$—
Foreign exchange forward contracts	$1,389,983	$—	$1,389,983	$—

Total Liabilities	$2,452,162	—	$2,452,162	—

        The Company's foreign currency derivative instruments relate to foreign exchange option or forward contracts involving major currencies such as Euro and USD. Since its derivative instruments are not traded on an exchange, the Company values them using valuation models. Interest rate yield curves and foreign exchange rates are the significant inputs into these valuation models. These inputs are observable in active markets over the terms of the instruments the Company holds, and accordingly, the fair value measurements are classified as Level 2 in the hierarchy. The Company considers the effect of its own credit standing and that of its counterparties in valuations of its derivative financial instruments.

        The Company did not have any assets or liabilities measured at fair value on a non-recurring basis for the years ended December 31, 2010 and 2011.

        The Company also holds financial instruments that are not recorded at fair value in the consolidated balance sheets, but whose fair value is required to be disclosed under US GAAP. The carrying value of cash and cash equivalents, trade receivables, billed and unbilled, amount due from related parties, accounts and short-term notes payable, other payables, other current liabilities, amounts due to related parties, and short-term borrowings approximate their fair values due to the short-term maturity of these instruments. Long-term bank borrowings of $88,249,027 as of December 31, 2011 approximate their fair value since these borrowings contain variable interest rates.

        Depending on the terms of the specific derivative instruments and market conditions, some of the Company's derivative instruments may be assets and others liabilities at any particular point in time.

        The Company's primary objective for holding derivative financial instruments is to manage currency risk. The recognition of gains or losses resulting from changes in fair values of those derivative instruments is based on the use of each derivative instrument and whether it qualifies for hedge accounting.

        The Company entered into certain foreign currency derivative contracts to protect against volatility of future cash flows caused by the changes in foreign exchange rates. The foreign currency derivative contracts do not qualify for hedge accounting and, as a result, the changes in fair value of the foreign currency derivative contracts are recognized in the consolidated statements of operations. The Company recorded a gain (loss) on foreign currency derivative contracts of $9,870,333, $1,656,928 and $(5,750,981) for the years ended December 31, 2009, 2010 and 2011, respectively.

        The effect of fair values of derivative instruments on the consolidated balance sheets as of December 31, 2010 and 2011 and the effect of derivative instruments on consolidated statements of operations for the years ended December 31, 2010 and 2011 are as follows:

	Fair Values of Derivatives Asset
	At December 31, 2010		At December 31, 2011
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange option contracts	Foreign currency derivative assets	$—	Foreign currency derivative assets	$479,333
Foreign exchange forward contracts	Foreign currency derivative assets	$2,182,677	Foreign currency derivative assets	2,247,205

Total derivatives		$2,182,677		$2,726,538

	Fair Values of Derivatives Liability
			At December 31, 2011
	At December 31, 2010
				Fair Value
	Balance Sheet Location	Fair Value	Balance Sheet Location
Foreign exchange option contracts	Foreign currency derivative liabilities	$1,062,179	Foreign currency derivative liabilities	$—
Foreign exchange forward contracts	Foreign currency derivative liabilities	$1,389,983	Foreign currency derivative liabilities	$—

Total derivatives		$2,452,162		$—

		Amount of Gain (Loss) Recognized in Income on Derivatives
		Year Ended December 31
	Location of Gain (Loss) Recognized in Income on Derivatives
		2009	2010	2011
Foreign exchange option contracts	Gain on foreign currency derivatives	$4,783,240	$6,636,821	$(6,933,353)
Foreign exchange forward contracts	Gain on foreign currency derivatives	5,087,093	(4,979,893)	1,182,372

Total		$9,870,333	$1,656,928	$(5,750,981)

INVESTMENTS IN AFFILIATES	12 Months Ended
Dec. 31, 2011
INVESTMENTS IN AFFILIATES
INVESTMENTS IN AFFILIATES

9. INVESTMENTS IN AFFILIATES

        Investments in affiliates consist of the following:

	At December 31,
	2010		2011
	Carrying Value	Ownership Percentage	Carrying Value	Ownership Percentage
	$	(%)	$	(%)
Suzhou Gaochuangte New Energy Co., Ltd.	2,957,909	40	6,489,445	40
GCL-CSI (Suzhou) Photovoltaic Technology Co., Ltd.	—	—	2,625,743	10
Nernst New Energy (Suzhou) Co., Ltd.	1,509,808	50	1,337,062	50
Ningxia GD CSI New Energy Co., Ltd.	528,486	35	555,475	35
GD Inner Mongolia Jingyang Energy Co., Ltd.	674,956	15	—	—

	5,671,159		11,007,725

        On July 20, 2009, CSI Cells Co., Ltd. ("SZCC") acquired a 15% interest in GD Inner Mongolia Jingyang Energy Co., Ltd., for cash consideration of $658,486, Although SZCC only possesses a 15% interest, one of the five board members is designated by SZCC and, as such, SZCC is considered to have significant influence over the investee. In November 2011, SZCC sold its interest for $714,182.

        On October 14, 2009, SZCC established a joint venture, Ningxia GD CSI New Energy Co., Ltd., for total cash consideration of $512,578. SZCC holds a 35% voting interest and one of the three board members is designated by SZCC and, as such, SZCC is considered to have significant influence over the investee.

        On December 17, 2009, SZCC established a joint venture, Suzhou Gaochuangte New Energy Co., Ltd., for total cash consideration of $2,929,020. SZCC holds a 40% voting interest and one of the three board members is designated by SZCC and, as such, SZCC is considered to have significant influence over the investee. On July 4, 2011, Suzhou Gaochuangte New Energy Co., Ltd. increased its share capital, and SZCC paid $3,118,800 in proportion to its ownership percentage.

        On November 30, 2010, SZCC acquired a 50% interest in a joint venture, Nernst New Energy (Suzhou) Co., Ltd., for cash consideration of $1,503,531. The chairman of the board, who is designated by the other investor, has veto rights over all the operating and financial proposals from SZCC and, as such SZCC is not considered to have control, but does exercise significant influence, over the investee.

        On July 4, 2011, CSI Solar Power (China) Inc. ("SZSP") acquired a 10% interest in a joint venture, GCL-CSI (Suzhou) Photovoltaic Technology Co., Ltd, for cash consideration of $2,548,827. SZSP is able to exercise significant influence over the investee through its representative in the board.

        Earnings from investments in affiliates was immaterial for all the periods presented.

BANK BORROWINGS	12 Months Ended
Dec. 31, 2011
BANK BORROWINGS
BANK BORROWINGS

10. BANK BORROWINGS

	At December 31, 2010	At December 31, 2011
	$	$
Bank borrowings	609,978,254	831,936,089

Analysis as:
Short-term	489,380,618	629,688,722
Long-term, current portion	51,139,457	113,998,340

Subtotal for short-term	540,520,075	743,687,062
Long-term, non-current portion	69,458,179	88,249,027

Total	609,978,254	831,936,089

        In the years ended December 31, 2010 and 2011, the maximum bank credit facilities granted to the Company were $1,331,189,998 and $1,852,007,255, respectively, of which $609,978,254 and $831,936,089 were drawn down and $721,211,744 and $1,020,071,166 were available, respectively.

        As of December 31, 2011, short-term borrowings of $86,534,550 and long-term borrowings of $83,487,817 were secured by property, plant and equipment with carrying amounts of $17,084,561, inventory of $62,470,425 and a prepaid land use right of $5,978,634.

a)    Short-term

        The Company's short-term bank borrowings consisted of the following:

	At December 31, 2010	At December 31, 2011
	$	$
Short-term borrowings guaranteed by Dr. Shawn Qu	37,749,000	33,328,470
Short-term borrowings secured by restricted cash	84,381,806	74,873,390
Short-term borrowings secured by land use right and property, plant and equipment	53,286,488	39,295,970
Short-term borrowings secured by inventory	—	15,767,880
Notes	73,988,040	—
Unsecured short-term borrowings	239,975,284	466,423,012
Long-term Loans due within one year
Unsecured	6,039,857	82,527,640
Secured by inventory	30,000,000	15,600,000
Secured by property, plant and equipment	15,099,600	15,870,700

Total	540,520,075	743,687,062

        The average interest rate on short-term borrowings was 3.59% and 5.16% per annum for the years ended December 31, 2010 and 2011, respectively. The borrowings are repayable within one year.

b)    Long-term

        The Company's long-term bank borrowings consisted of the following:

	At December 31, 2010	At December 31, 2011
	$	$
Unsecured	9,059,783	4,761,210
Long-term borrowings secured by land use right and property, plant and equipment	60,398,396	83,487,817

Total	69,458,179	88,249,027

        The average interest rate on long-term borrowings was 5.75% and 6.70% per annum for the years ended December 31, 2010 and 2011, respectively.

        Future principal repayment on the long-term bank loans are as follows:

2012	113,998,340
2013	16,664,235
2014	54,690,432
2015 and after	16,894,360

Total	202,247,367
Less: future principal repayment related to long-term loan, current portion	(113,998,340)

Total long-term portion	$88,249,027

        On June 25, 2009, CSI Solar Power Inc. entered into several loan agreements with a local Chinese commercial bank for the construction of solar module production lines. The total credit facility under those agreements is $14,283,630, which requires repayment of $4,761,210, $4,761,210, $3,174,140 and $1,587,070 in 2011, 2012, 2013 and 2014, respectively. Interest is due quarterly in arrears. The outstanding balance as of December 31, 2011 was $9,522,420 and was guaranteed by CSI Cells Co., Ltd. The borrowing bears a floating base interest rate published by People's Bank of China for borrowings with the same maturities and does not contain any financial covenants or restrictions. On January 20, 2010, CSI Solar Power Inc. was merged into Canadian Solar Manufacturing (Changshu) Inc., and the loan was transferred to Canadian Solar Manufacturing (Changshu) Inc.

        On May 31, 2010, CSI Cells Co., Ltd. entered into a syndicated loan agreement with local Chinese commercial banks for the expansion of solar cell production capacity. The total credit facility under this agreement is $140,915,945, or an equivalent RMB amount, with two tranches. The first tranche has a credit limit of $69,164,511, which requires repayment within one year. The second tranche has a credit limit of $71,751,434, As of December 31, 2011, CSI Cells Co., Ltd. has drawn $34,582,255 from the first tranche in RMB, and $69,997,722 from the second tranche in RMB. Both tranches bear the base interest rate published by People's Bank of China for the same maturity for RMB denominated borrowings. Interest under both tranches is due quarterly in arrears. Outstanding borrowings under this agreement were $104,579,977 at December 31, 2011, which requires repayment of $34,582,255, $53,103,362 and $16,894,360 in 2012, 2014, and 2015 respectively. The borrowing under the agreement is secured by the land use right and buildings of CSI Cells Co., Ltd and are guaranteed by CSI Solar Power (China) Inc., Canadian Solar Manufacturing (Luoyang) Inc. and Canadian Solar Manufacturing (Changshu) Inc. The agreement does not contain any financial covenants or restrictions.

        On September 29, 2010, Canadian Solar Manufacturing (Changshu) Inc. entered into a loan agreement with Standard Chartered Bank for working capital purposes. The total credit facility under the agreement is $30,000,000, which requires repayment of $14,400,000 and $15,600,000 in 2011 and 2012, respectively. Interest is due monthly in arrears. The outstanding balance as of December 31, 2011 was $15,600,000. The borrowing bears an interest rate of 4.5% and contains several financial covenants. As of December 31, 2011, CSI was not in compliance with one of the financial covenants, which required them to maintain consolidated net assets of no less than $590,000,000. Accordingly, the entire outstanding borrowing is immediately due and payable, at the option of the bank, and has been classified as a short-term borrowing as of December 31, 2011.

        On November 11, 2010, Canadian Solar Manufacturing (Changshu) Inc. entered into a loan agreement with a local Chinese bank for the expansion of solar module production lines. The total credit facility under this agreement is $47,612,100, which requires repayments of $15,870,700, $15,870,700 and $15,870,700 in 2012, 2013 and 2014, respectively. The outstanding balance as of December 31, 2011 was $29,360,795, which was secured by the land use right and buildings of Canadian Solar Manufacturing (Changshu) Inc. and guaranteed by CSI Cells Co., Ltd. and Canadian Solar Manufacturing (Luoyang) Inc. Interest is due quarterly in arrears. The borrowing bears a floating rate equal to 95% of the base interest rate published by People's Bank of China and does not contain any financial covenants or restrictions.

        On April 2, 2011, Canadian Solar Manufacturing (Changshu) Inc. entered into a loan agreement with a local Chinese bank for working capital purposes. The total credit facility under the agreement is $47,612,100, which has a maturity of 18 months. Interest is due quarterly in arrears. The outstanding balance as of December 31, 2011 was $47,612,100 and was guaranteed by CSI Cell Co., Ltd and Canadian Solar Manufacturing (Luoyang) Inc. The borrowing bears a floating rate equal to 90% of the base interest rate published by People's Bank of China and does not contain any financial covenants or restrictions.

        On June 27, 2011, Canadian Solar Manufacturing (Changshu) Inc. entered into a loan agreement with a local Chinese bank for working capital purposes. The total credit facility under the agreement is $31,741,140, which has a maturity of 14 months. Interest is due quarterly in arrears. The outstanding balance as of December 31, 2011 was $31,741,140 and was guaranteed by CSI Cell Co., Ltd and Canadian Solar Manufacturing (Luoyang) Inc. The borrowing bears a floating rate equal to 90% of the base interest rate published by People's Bank of China and does not contain any financial covenants or restrictions.

c)     Interest expense

	Years Ended December 31
	2009	2010	2011
	$	$	$
Interest capitalized	1,306,686	1,686,262	4,099,815
Interest expense	9,458,983	22,164,363	43,843,586

Total interest incurred	10,765,669	23,850,625	47,943,401

SHORT-TERM NOTES PAYABLE	12 Months Ended
Dec. 31, 2011
SHORT-TERM NOTES PAYABLE
SHORT-TERM NOTES PAYABLE

11. SHORT-TERM NOTES PAYABLE

        The Company enters into arrangements with banks wherein the banks issue notes to the Company's vendors, which effectively serve to extend the payment date of the associated accounts payable. Vendors may present the notes for payment to a bank, including the bank issuing the note, prior to the stated maturity date, but generally at a discount from the face amount of the note. Although the option is available, the Company's vendors rarely pursue settlement in advance of the note maturity date. Further, the Company is required to deposit restricted cash balances with the issuing bank, which are utilized to immediately repay the bank upon the banks' settlement of the notes. Given the purpose of these arrangements is to extend the payment dates of accounts payable, the Company has recorded such amounts as short-term notes payable. As payments by the bank are immediately repaid by the Company's restricted cash balances with that same bank, the notes payable do not represent cash borrowings from the bank and, as such, the associated cash payments have been recorded by the Company as an operating activity in the consolidated statements of cash flows. As of December 31, 2010 and 2011, short-term notes payable was $9,969,217 and $131,568,540, respectively.

ACCRUED WARRANTY COSTS	12 Months Ended
Dec. 31, 2011
ACCRUED WARRANTY COSTS
ACCRUED WARRANTY COSTS

12. ACCRUED WARRANTY COSTS

        The Company's warranty activity is summarized below:

	2009	2010	2011
	$	$	$
Beginning balance	10,846,719	16,899,522	31,224,906
Warranty provision	6,199,240	14,707,513	18,347,272
Warranty costs incurred	(146,437)	(382,129)	(2,550,826)

Ending balance	16,899,522	31,224,906	47,021,352

CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2011
CONVERTIBLE NOTES
CONVERTIBLE NOTES

13. CONVERTIBLE NOTES

2007 Convertible Note Subscription Agreement

        On December 11, 2007, the Company signed a subscription agreement for the issuance of convertible notes of $75,000,000 (the "2007 Notes").

        The terms of the 2007 Notes are described as follows:

        Maturity date.    The 2007 Notes mature on December 15, 2017.

        Interest.    The 2007 Note holders are entitled to receive interest at 6% per annum on the principal outstanding, in semi-annually installments, payable in arrears.

        Conversion.    The initial conversion rate is 50.6073 shares per $1,000 initial principal amount, which represents an initial conversion price of approximately $19.76 per share. The 2007 Notes are convertible at any time prior to maturity. The conversion rate is subject to change for certain anti-dilution events and upon a change in control. If the holders elect to convert the 2007 Notes upon a change of control, the conversion rate will increase by a number of additional shares as determined by reference to an adjustment schedule based on the date on which the change in control becomes effective and the price paid per common share in the transaction (referred to as the "Fundamental Change Make-Whole Premium"). The Fundamental Make-Whole Premium is intended to compensate holders for the loss of time value upon early exercise.

        Redemption.    The holders may require the Company to repurchase the 2007 Notes for cash on December 24, 2012 and December 15, 2014, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest. The Company may redeem the notes on or after December 24, 2012 at a redemption price equal 100% of the principal amount of the notes, plus accrued and unpaid interest, (i) in whole or in part the closing price for the common shares exceeds 130% of the conversion price for at least 20 trading days within a period of 30 consecutive trading days ending within five trading days of the notice of redemption or (ii) in whole only, if at least 95% of the initial aggregate principal amount of the 2007 Notes originally issued have been redeemed, converted or repurchased and, in each case, cancelled.

        The Company recognized both the debt and equity components associated with the 2007 Notes. The debt component was recognized at the fair value of a similar instrument that does not have an associated equity component, which initially amounted to $62,686,088. The equity component was recognized as the difference between the proceeds and the fair value of the debt component. Offering costs incurred for the issuance of the 2007 Notes amounted to $3,351,634, which were allocated to the debt and equity components in proportion to the allocation of the proceeds and were accounted for as debt issuance costs and equity issuance costs, respectively. The initial debt issuance costs amounted to $2,801,344. The debt discount (measured as the difference between the proceeds and the initial debt component plus debt issuance costs) are being amortized through interest expense over the period from December 10, 2007, the date of issuance, to December 24, 2012, the earliest redemption date, using the effective interest rate method, which was 11.4% for the years ended December 31, 2009, 2010 and 2011, respectively. Amortization expense of $35,638, $39,816 and $44,485 was recorded for the years ended December 31, 2009, 2010 and 2011, respectively. In addition, coupon interest of $60,000 was recorded for the years ended December 31, 2009, 2010 and 2011, respectively.

        On May 27, 2008, the Company offered to increase the conversion rate, based on a specified formula, to induce the holders of the 2007 Notes to convert their notes into the Company's common shares (the "Offer") on or before June 24, 2008.

        On June 27, 2008, the Company announced an increased conversion rate of 53.6061 in accordance with the terms of the Offer and issued 3,966,841 common shares in exchange for $74,000,000 in principal amount of the 2007 Notes. The induced conversion resulted in a charge to earnings of $10,170,118, which was equal to the fair value of all common shares and cash consideration transferred in the transaction in excess of the fair value of the common shares issuable pursuant to the original conversion terms. In addition, the Company recognized $2,429,524 as a gain on debt extinguishment, equal to the difference between the consideration attributed to the debt component and the sum of (a) the net carrying amount of the debt component and (b) any unamortized debt issuance costs. In addition, upon conversion, $13,766,173 in unamortized debt discount and debt issuance costs was reclassified to common shares.

        Details of convertible notes as of December 31, 2010 and 2011 are as follows:

	At December 31, 2010	At December 31, 2011
	$	$
Carrying amount of the equity component	156,848	156,848

Principal amount of the debt component	1,000,000	1,000,000
Unamortized debt discount	94,184	49,699

Net carrying amount of the debt component	905,816	950,301

        As of December 31, 2011, the remaining period over which the discount on the debt component will be amortized was one year, and the conversion price and the number of shares upon conversion were approximately $19.76 per share and 50,607, respectively. The intrinsic value, as measured by the amount by which the instrument's if-converted value exceeds its principal amount, regardless of whether the instrument is currently convertible, was nil.

RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2011
RESTRICTED NET ASSETS
RESTRICTED NET ASSETS

14. RESTRICTED NET ASSETS

        As stipulated by the relevant laws and regulations applicable to China's foreign investment enterprise, the Company's PRC subsidiaries are required to make appropriations from net income as determined under accounting principles generally accepted in the PRC ("PRC GAAP") to non-distributable reserves, which include a general reserve, an enterprise expansion reserve and staff welfare and bonus reserve. The wholly-owned PRC subsidiaries are not required to make appropriations to the enterprise expansion reserve but appropriations to the general reserve are required to be made at not less than 10% of the profit after tax as determined under PRC GAAP. The board of directors determines the staff welfare and bonus reserve.

        The general reserve is used to offset future losses. The subsidiaries may, upon a resolution passed by the stockholder, convert the general reserve into capital. The staff welfare and bonus reserve is used for the collective welfare of the employee of the subsidiaries. The enterprise expansion reserve is for the expansion of the subsidiaries' operations and can be converted to capital subject to approval by the relevant authorities. These reserves represent appropriations of the retained earnings determined in accordance with Chinese law.

        In addition to the general reserve, the Company's PRC subsidiaries are required to obtain approval from the local PRC government prior to distributing any registered share capital. Accordingly, both the appropriations to general reserve and the registered share capital of the Company's PRC subsidiaries are considered as restricted net assets amounting to $354,035,695 as of December 31, 2011.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

15. INCOME TAXES

        The provision for income taxes is comprised of the following:

	Years Ended December 31,
	2009	2010	2011
	$	$	$
Income (Loss) before Income Tax
Canada	(8,876,370)	18,354,204	(23,378,980)
Other	30,352,504	49,228,109	(50,984,454)

	21,476,134	67,582,313	(74,363,434)

Current Tax
Canada	4,790,780	9,563,915	8,047,733
Other	5,608,127	13,793,997	13,078,893

	10,398,907	23,357,912	21,126,626

Deferred Tax
Canada	(3,213,987)	(848,566)	2,577,854
Other	(8,486,985)	(5,755,429)	(7,164,540)

	(11,700,972)	(6,603,995)	(4,586,686)

Total Income Tax (Benefit) Expense
Canada	1,576,793	8,715,349	10,625,587
Other	(2,878,858)	8,038,568	5,914,353

	(1,302,065)	16,753,917	16,539,940

        The Company mainly operates in Canada, PRC, Japan, Germany and the United States. In 2011, the Company established several entities in various jurisdictions.

Canada

        The Company was incorporated in Ontario, Canada and is subject to both federal and Ontario provincial corporate income taxes at a rate of 33%, 31% and 28.25% for the years ended December 31, 2009, 2010 and 2011, respectively.

        Canadian Solar Solutions Inc. was incorporated in Ontario, Canada and is subject to both federal and Ontario provincial corporate income tax at a rate of 33%, 31% and 28.25% for the years ended December 31, 2009, 2010 and 2011, respectively.

        Canadian Solar Manufacturing (Ontario) Inc. was a manufacturing entity incorporated in Ontario, Canada, and is subject to both federal and Ontario provincial corporate income tax at a rate of 29% and 26.5% for the years ended December 31, 2010 and 2011, respectively.

United States

        Canadian Solar (USA) Inc. was incorporated in Delaware, USA and is subject to both federal and California provincial corporate income taxes at a rate of 42.29%, 39.83% and 40.03% for the years ended 2009, 2010 and 2011, respectively.

Japan

        Canadian Solar Japan K.K. was incorporated in Japan and is subject to Japan profit tax at a rate of approximate 45.70% for the years ended 2009, 2010 and 2011, respectively.

Germany

        Canadian Solar EMEA GmbH was incorporated in Munich, Germany and is subject to Germany profit tax at a rate of 33% for the years ended 2009, 2010 and 2011, respectively.

Hong Kong

        Canadian Solar International Ltd.("HKSI") was incorporated in Hong Kong, China, and is subject to Hong Kong profit tax at a rate of 16.5% in 2011. No Hong Kong profit tax has been provided as HKSI has not had assessable profit that was earned in or derived from Hong Kong during the years presented.

PRC

        The other major operating subsidiaries, CSI Solartronics (Changshu) Co., Ltd., CSI Solar Technologies Inc., CSI Cells Co., Ltd., Canadian Solar Manufacturing (Luoyang) Inc., CSI Solar Power (China) Inc. and Canadian Solar Manufacturing (Changshu) Inc. were governed by the PRC Enterprise Income Tax Law ("new EIT Law"), which replaced the old Income Tax Law of PRC Concerning Foreign Investment and Foreign Enterprises and various local income tax regulations (the old "FEIT Law"), effective from January 1, 2008.

        Under the new EIT Law, domestically owned enterprises and foreign-invested enterprises ("FIEs") are subject to a uniform tax rate of 25%. The new EIT Law also provides a five-year transition period starting from its effective date for those enterprises which were established before the promulgation date of the new EIT Law and which were entitled to a preferential lower tax rate and tax holiday under the old FEIT Law or regulations. The tax rate of such enterprises will transition to the 25% uniform tax rate within a five-year transition period and the tax holiday, which was enjoyed by such enterprises before the effective date of the new EIT Law, may continue to be enjoyed until the end of the tax holiday.

        Accordingly, from January 1, 2008, the tax rates applicable on the Company's major operating subsidiaries in China are summarized as follows:

Company	Transitional Tax rate under the new EIT Law
CSI Solartronics (Changshu) Co., Ltd.	25%
CSI Solar Technologies Inc.	Exempted for 2008 and 2009 and 12.5% for 2010, 2011 and 2012 (half reduction on 25%)
CSI Cells Co., Ltd.	Exempted for 2008 and 12.5% for 2009, 2010 and 2011 (half reduction on 25%)
Canadian Solar Manufacturing (Luoyang) Inc.	Exempted for 2008 and 12.5% for 2009, 2010 and 2011 (half reduction on 25%)
Canadian Solar Manufacturing (Changshu) Inc	Exempted for 2008 and 2009 and 12.5% for 2010, 2011 and 2012 (half reduction on 25%)
CSI Solar Power (China) Inc.	25%

        The Company makes an assessment of the level of authority for each of its uncertain tax positions (including the potential application of interests and penalties) based on their technical merits, and has measured the unrecognized benefits associated with such tax positions. This liability is recorded in liability for uncertain tax positions in the consolidated balance sheet. In accordance with the Company's policies, it accrues and classifies interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The amount of interest and penalties accrued as of December 31, 2010 and 2011 was $2,269,049 and $2,847,899, respectively. The Company does not anticipate any significant increases or decreases to its liabilities for unrecognized tax benefits within the next 12 months.

        The following table indicates the changes to the Company's liabilities for uncertain tax positions for the years ended December 31, 2009, 2010 and 2011, respectively.

	Years Ended December 31,
	2009	2010	2011
	$	$	$
Beginning balance	7,852,056	8,953,568	9,191,281
Addition for tax positions related to the current year	1,101,512	—	736,707
Addition for tax positions from prior years	—	342,617	—
Reductions for tax positions from prior years/Statute of limitations expirations	—	(104,904)	(474,947)

Ending balance	8,953,568	9,191,281	9,453,041

        The Company is subject to taxation in Canada and China. The Company's tax years from 2004 through 2011 are subject to examination by the tax authorities of Canada. With few exceptions, the Company is no longer subject to federal taxes for years prior to 2005 and Ontario taxes for years prior to 2004. The Company's tax years from 2002 through 2011 are subject to examination by the PRC tax authorities due to its permanent establishment in China.

        According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100,000 is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. The Company's PRC subsidiaries are therefore subject to examination by the PRC tax authorities from 2006 through 2011 on non-transfer pricing matters, and from 2001 through 2011 on transfer pricing matters.

        The principal components of deferred income tax assets are as follows:

	At December 31, 2010	At December 31, 2011
	$	$
Deferred tax assets:
Accrued warranty costs	9,083,240	11,591,771
Bad debt provision	3,239,612	6,231,452
Issuance costs	1,849,697	1,006,272
Inventory write-down	3,358,735	4,434,180
Depreciation difference of property, plant and equipment	5,829,316	10,826,169
Loss on firm purchase commitment	1,986,063	—
Net operating loss carried forward	3,834,258	37,960,792
Others	2,285,344	2,694,473

Total deferred tax assets	31,466,265	74,745,109
Valuation allowance	(2,082,609)	(39,745,271)

Total deferred tax assets, net off valuation allowance	29,383,656	34,999,838

Analysis as:
Current	12,658,307	11,773,066
Non-current	16,725,349	23,226,772

	29,383,656	34,999,838

Deferred tax liabilities:	274,521	340,817
Financial derivatives assets
Acquisition of subsidiaries	—	1,230,740
Others	—	591,555

Total deferred tax liabilities	274,521	2,163,112

Analysis as:
Current	274,521	2,163,112
Non-current	—	—

	274,521	2,163,112

        The Company has net operating losses of $167,110,051 as of December 31, 2011. Such losses will expire between 2015 and 2031.

        A reconciliation between the provision for income tax computed by applying Canadian federal and provincial statutory tax rates to income before income taxes and the actual provision and benefit for income taxes is as follows:

	Years Ended December 31,
	2009	2010	2011

Combined federal and provincial income tax rate	33%	31%	28%
Expenses not deductible for tax purpose	31%	3%	(19)%
Tax exemption and tax relief granted to the Company	(72)%	(10)%	25%
Effect of different tax rate of subsidiary operations in other jurisdiction	(16)%	(3)%	(3)%
Unrecognized tax benefits	9%	1%	(1)%
Valuation allowance	10%	2%	(51)%
Exchange gain (loss)	(1)%	1%	(1)%

	(6)%	25%	(22)%

        The aggregate amount and per share effect of the tax holiday are as follows:

	Years Ended December 31,
	2009	2010	2011
	$	$	$
The aggregate dollar effect	15,419,344	6,781,702	18,162,641

Per share effect—basic	0.42	0.16	0.42

Per share effect—diluted	0.41	0.16	0.42

        In accordance with the EIT Law, dividends, which arise from profits of foreign invested enterprises ("FIEs") earned after January 1, 2008, are subject to a 10% withholding income tax. Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary difference attributable to excess of financial reporting basis over tax basis in the investment in a foreign subsidiary. However, a deferred tax liability is not recognized if the basis difference is not expected to reverse in the foreseeable future and is expected to be permanent in duration. The Company believes that the PRC subsidiaries' undistributed earnings of approximately $200.1 million at December 31, 2011 are considered to be indefinitely reinvested to the PRC entities. As such, no deferred taxes have been recorded on the excess financial reporting basis of the Company's PRC subsidiaries as these differences are not expected to reverse in the foreseeable future and are expected to be permanent in duration.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARE
EARNINGS PER SHARE

16. EARNINGS PER SHARE

        The following table sets forth the computation of basic and diluted gain (loss) per share for the periods indicated:

	Years Ended December 31,
	2009	2010	2011
	$	$	$
Net income (loss) attributable to Canadian Solar Inc.—basic and diluted	$22,645,884	$50, 568,919	$(90,804,200)

Weighted average number of common shares—basic	37,137,004	42,839,356	43,076,489
Diluted share number from share options and restricted shares	590,134	838,852	—

Weighted average number of common shares—diluted	37,727,138	43,678,208	43,076,489

Basic earnings (loss) per share	$0.61	$1.18	$(2.11)

Diluted earnings (loss) per share	$0.60	$1.16	$(2.11)

        The following table sets forth anti-dilutive shares excluded from the computation of diluted earnings (loss) per share for the periods indicated.

	Years Ended December 31,
	2009	2010	2011
Convertible notes	50,607	50,607	50,607
Share options and restricted shares	597,842	426,716	1,871,147

	648,449	477,323	1,921,754

RELATED PARTY BALANCES AND TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY BALANCES AND TRANSACTIONS
RELATED PARTY BALANCES AND TRANSACTIONS

17. RELATED PARTY BALANCES AND TRANSACTIONS

Related party balances:

        The amount due from related party of $19,835,942 as of December 31, 2011 is a trade receivable from the affiliate Suzhou Gaochuangte New Energy Co. Ltd ("Gaochuangte"), the Company's 40% owned affiliate, for module products sold.

        The amount due from related party of $1,355,760 as of December 31, 2010 is a trade receivable from the affiliate Suzhou Gaochuangte New Energy Co. Ltd ("Gaochuangte") for module products sold under a tolling arrangement.

        The amount due to related party of $3,007,809 as of December 31, 2011 consists of (i) a government award of $282,498, payable to Dr. Shawn Qu, Chairman, President, Chief Executive Officer, and major stockholder of the Company, which was initially paid to the Company, and (ii) a trade payable of $2,725,311 to Gaochuangte for the solar project construction service fees.

        The amount due to related party of $2,445,020 as of December 31, 2010 consists of (i) a government award of $268,773 payable to Dr. Shawn Qu, Chairman, President, Chief Executive Officer, and major stockholder of the Company, which was initially paid to the Company, and (ii) a trade payable of $2,176,247 to Gaochuangte for processing services provided under a tolling arrangement.

Related party transactions:

Guarantees and Share Pledges

        Dr. Qu fully guaranteed a one-year RMB250 million, RMB250 million and RMB1,520 million loan facilities from Chinese Commercial Banks in 2009, 2010 and 2011, respectively. Amounts drawn down from the facilities as at December 31, 2010 and 2011 were $37,749,000 and $33,328,470, respectively.

Sales and purchase contracts with affiliates

        In 2011, the Company sold solar modules to Gaochuangte of RMB125,948,865 ($19,674,164).

        In 2011, the Company paid RMB16,444,130 ($2,609,798) to Gaochuangte for solar project construction services. Since the solar project is for the Company's internal use, these amounts were recorded in construction in progress.

        In 2010, the Company outsourced module processing services to Gaochuangte, which purchased module products from the Company and sold the finished products back to the Company after the completion of the processing services. There was RMB 13,973,369 ($2,067,011) module products sold to Gaochuangte for their further processing, and RMB14,412,616 ($2,131,986) in finished goods purchased back from Gaochuangte in 2010.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

18. COMMITMENTS AND CONTINGENCIES

a)    Operating lease commitments

        The Company has operating lease agreements principally for its office properties in the PRC, Canada, Japan and USA. Such leases have remaining terms ranging from one to 116 months and are renewable upon negotiation. Rental expenses were $1,914,551, $2,916,591, and $5,444,078 for the years ended December 31, 2009, 2010 and 2011, respectively.

        Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2010 were as follows:

Year Ending December 31:	$
2012	4,136,999
2013	2,817,429
2014	2,510,529
2015	2,313,027
Thereafter	5,103,747

Total	16,881,731

b)    Property, plant and equipment purchase commitments

        As of December 31, 2011, short-term commitments for the purchase of property, plant and equipment were $3,070,161.

c)     Supply purchase commitments

        In order to secure future solar wafers supply, the Company has entered into long-term supply agreements with suppliers over the past several years. Under such agreements, the suppliers agreed to provide the Company with specified quantities of solar wafers, and the Company has made prepayments to the suppliers in accordance with the supply contracts. The prices of the supply contracts are generally subject to adjustment to reflect the prevailing market price at the transactions date.

        Total purchases under the long-term agreements were approximately $41,021,608, $78,567,563 and $190,901,780 during the years ended December 31, 2009, 2010 and 2011, respectively.

        The following is a schedule, by year, of future minimum obligation, using market prices as of December 31, 2011, under all supply agreements as of December 31, 2011:

Year Ending December 31:	$
2012	295,967,444
2013	309,420,510
2014	309,420,510
2015	426,013,745

Total	1,340,822,209

d)    Contingencies

Deutsche Solar AG

        In 2007, the Company entered into a twelve-year wafer supply agreement with Deutsche Solar AG, under which the Company is required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule, commencing January 1, 2009. The fixed prices may be adjusted annually at the beginning of each calendar year by Deutsche Solar AG to reflect certain changes in their material costs. The agreement also contains a take-or-pay provision, which requires the Company to pay the contracted amount regardless of whether the Company acquires the contracted annual minimum volumes. In 2009, the Company did not meet the minimum volume requirements under the agreement. Deutsche Solar AG agreed that the Company could fulfill its fiscal 2009 purchase obligation in fiscal 2010. In 2010, the Company fulfilled its 2009 purchase commitment under the agreement but did not meet the minimum purchase obligation for 2010 nor did it meet its purchase commitment in 2011. The Company believed that the take-or-pay provisions of the agreement are void under German law and, accordingly, as of December 31, 2010 had not accrued for the full $21,143,853 that would otherwise be due under the take-or-pay provision of the agreement. Rather, the Company assumed that it would be permitted to purchase its 2010 contracted quantity, in addition to its 2011 contracted quantity, in fiscal 2011 and had included the purchase obligation for both years in its evaluation of loss of long-term purchase commitments. The Company recorded a loss on firm purchase commitments of $13,822,818, $1,562,002 and $10,610,419 for the years ended December 31, 2009, 2010 and 2011, respectively.

        In December 2011, Deutsche Solar AG gave notice to the Company to terminate the twelve-year wafer supply agreement with immediate effect. Deutsche Solar AG justified the termination with alleged breach of the agreement by the Company. In the notice, Deutsche Solar AG also reserved its right to claim damage of Euro148.6 million in court. The 12-year supply agreement with Deutsche Solar AG was terminated in 2011. As a result, the Company reclassified the accrued loss on firm purchase commitments reserve of $27,862,017 as of December 31, 2011 to loss contingency accruals. In addition, the Company made a full bad debt allowance of $17,408,593 against the balance of its advance payments to Deutsche Solar as a result of the termination of the long-term supply contract. The accrued amount of $27,862,017 represents the Company's best estimate for its loss contingency. Deutsche Solar did not specify the basis for its claimed damage of Euro148.6 million (approximately $192.6 million) on the notice. It is reasonably possible that Deutsche Solar may claim additional damage losses in excess of the accrued amount; however, the Company is unable to reliably estimate the range of any additional exposure.

LDK

        In June 2008, the Company entered into two long-term supply purchase agreements with Jiangxi LDK Solar Hi-Tech Co., Ltd., or LDK, in which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule. In April 2010, the Company sent notice to LDK and announced termination of these two contracts. In July 2010, the Company filed a request for arbitration against LDK with the Shanghai Branch of the China Economic & Trade Arbitration Commission. In its arbitration request, the Company asked LDK to refund the advance of $9,517,110. The first hearing was held in October 2010, during which the Company and LDK exchanged and reviewed the evidence. In October 2010, LDK counterclaimed against the Company, seeking (1) forfeiture of the $9,517,119 advance, (2) compensation of approximately RMB377,000,000 ($59,832,722) for losses due to the alleged breach of the agreements, (3) a penalty of approximately RMB15,200,000 ($2,412,354) and (4) arbitration expenses up to RMB4,700,000 ($745,925). The second hearing was held on March 9, 2011, during which the parties presented arguments to the arbitration commission. The arbitration commission hosted a settlement discussion between the parties on May 13, 2011, however, there was no settlement reached between two parties. The final judgment will be made in the second half of 2012 as scheduled by the arbitration commission. As of December 31, 2010 and 2011, the Company had provided a full allowance against the advance to LDK of $9,517,110 due to the uncertainty of recovery. The Company believes the allegations are without merit and that the potential for additional loss is remote and, accordingly, has not recorded an additional liability associated with such lawsuit.

Class Action Lawsuits

        The Company received a subpoena from the SEC requesting submission of documents relating to, among other things, certain sales transactions in 2009. The Company cannot predict when the SEC will complete its investigation or what its outcome will be.

        On June 1, 2010, the Company announced that it would postpone the release of its financial results for the first quarter ended March 31, 2010 and its quarterly earnings call pending the outcome of an investigation by the Audit Committee of its Board of Directors that had been launched after the Company received a subpoena from the SEC requesting documents relating to, among other things, certain sales transactions in 2009. Thereafter six class action lawsuits were filed in the United States District Court for the Southern District of New York, or the New York cases, and another class action lawsuit was filed in the United States District Court for the Northern District of California, or the California case. The New York cases were consolidated into a single action in December 2010. On January 5, 2011, the California case was dismissed by the plaintiff, who became a member of the lead plaintiff group in the New York action. On March 11, 2011, a Consolidated Complaint was filed with respect to the New York action. The Consolidated Complaint alleges generally that its financial disclosures during 2009 and early 2010 were false or misleading; asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder; and names the Company, its chief executive officer and its former chief financial officer as defendants. The Company filed its motion to dismiss in May 2011, which was taken under submission by the Court in July 2011. On March 30, 2012, the Court dismissed the Consolidated Complaint with leave to amend, and the plaintiffs filed an Amended Consolidated Complaint against the same defendants on April 19, 2012. The Amended Consolidated Complaint similarly alleges generally that its financial disclosures during 2009 and early 2010 were false or misleading and asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder.

        In addition, a similar class action lawsuit was filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice on August 10, 2010. The lawsuit alleges generally that its financial disclosures during 2009 and 2010 were false or misleading and brings claims under the shareholders' relief provisions of the Canada Business Corporations Act, Part XXIII.1 of the Ontario Securities Act as well as claims based on negligent misrepresentation. In December 2010, the Company filed a motion to dismiss the Ontario action on the basis that the Ontario Court has no jurisdiction over the claims and potential claims advanced by the plaintiff. The motion was argued in the Ontario Court on May 10 and 11, 2011, and June 22 and 23, 2011, and was dismissed by an order dated August 29, 2011. The Company's appeal from that Court's dismissal of the jurisdictional challenge to the plaintiff's Ontario Securities Act claim was argued in the Ontario Court of Appeal on February 13, 2012, and was dismissed by an order dated March 30, 2012. The Company will be filing an application for leave to appeal to the Supreme Court of Canada from the Ontario Court of Appeal's order on or before May 29, 2012.

        As of December 31, 2011, the Company believed the allegations are without merit, and that the potential for loss was remote and did not record a liability associated with such lawsuits.

US countervailing and anti-dumping duties

        In October 2011, a trade action was filed by U.S. unit of SolarWorld AG and six other U.S. firms with the U.S. Department of Commerce, or USDOC, and U.S. International Trade Commission, or USITC, alleging that Chinese producers of crystalline silicon photovoltaic, or CSPV, cells and modules of selling their products into the United States at less than fair value, or dumping, and of receiving countervailable subsidies from the Chinese authorities. These firms have asked the U.S. government to impose anti-dumping and countervailing duties on CSPV imports from China. The U.S. Department of Commerce, or USDOC, and the U.S. International Trade Commission, or USITC, have been investigating the validity of these claims. The Company was identified as one of a number of Chinese exporters of CSPV modules to the U.S. market. The Company also has affiliate U.S. import operations that import CSPV modules from China.

        On December 2, 2011, the USITC issued its preliminary determination that there is "a reasonable indication" that the complaining industry has been materially injured by reason of imports of CSPV cells and modules from China. The USDOC is conducting an investigation into whether such imports have been dumped or are receiving countervailable subsidies. A USDOC preliminary countervailing duty determination was issued on March 19, 2012 and a subsidy rate for Canadian Solar was preliminarily determined at 3.61% on CSPV cells imported from China on or after December 27, 2011. The USDOC has instructed the United States Customs and Border Protection Agency to require a cash deposit or the posting of a bond equal to the estimated preliminary subsidy rates reflected in the USDOC's preliminary subsidies determination. The USDOC also preliminarily determined that the imposition of orders, if any, would apply to imports of solar cells manufactured in China, even where incorporated into modules in and exported to the United States from a third country, but would not apply to modules made in China from solar cells manufactured in a third country. A USDOC preliminary antidumping determination is currently due May 16, 2012. A final decision on the possible imposition of orders, which as a general matter holds the possibility of establishing rates substantially different from preliminary rates, is not expected until late summer 2012, at the earliest.

        Even though the countervailing duties were determined to retrospectively apply to the Company, the maximum potential liabilities at December 31, 2011 were immaterial and therefore, the Company did not record accruals related to this contingency.

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION
SEGMENT INFORMATION

19. SEGMENT INFORMATION

        The Company primarily operates in a single reportable business segment that includes the design, development and manufacture of solar power products.

        The following table summarizes the Company's net revenues generated from different geographic locations. The information presented below is based on the location of customer's headquarters:

	Years Ended December 31,
	2009	2010	2011
	$	$	$
Europe:
—Germany	272,744,921	623,375,655	795,265,303
—Spain	62,109,973	251,777,174	203,266,238
—Czech	151,342,770	102,194,745	8,421,667
—Italy	12,122,345	185,170,195	126,607,507
—Others	24,767,310	30,930,744	99,639,975

Europe Total	523,087,319	1,193,448,513	1,233,200,690

America:
—United States	35,899,850	92,707,388	192,380,838
—Canada	1,007,893	22,986,724	142,537,868

America Total	36,907,743	115,694,112	334,918,706

Asia and other regions:
—China	25,915,331	45,482,615	128,856,693
—India	—	—	59,809,538
—Japan	1,885,530	32,667,658	97,550,677
—Others	43,165,242	108,216,158	44,585,802

Asia Total	70,966,103	186,366,431	330,802,710

Total net revenues	630,961,165	1,495,509,056	1,898,922,106

        Substantially all of the Company's long-lived assets are located in the PRC.

        The following table summarizes the Company's revenues generated from each product:

	Years Ended December 31,
	2009	2010	2011
	$	$	$
Modules	622,663,878	1,400,939,585	1,683,121,020
Solar system kits	—	78,028,704	95,787,118
EPC service	—	—	110,992,742
Others	8,297,287	16,540,767	9,021,226

Total net revenues	630,961,165	1,495,509,056	1,898,922,106

MAJOR CUSTOMERS	12 Months Ended
Dec. 31, 2011
MAJOR CUSTOMERS
MAJOR CUSTOMERS

20. MAJOR CUSTOMERS

        Details of customers accounting for 10% or more of total net revenues are as follows:

	Years Ended December 31
	2009	2010	2011
	$	$	$
Company A	122,904,506	164,522,394	—
Company B	151,342,770	96,025,973	3,889,450
Company C	3,409,460	12,858,411	—
Company D	4,436,180	—	—

        The accounts receivable from the three customers with the largest receivable balances represents 10%, 9% and 8% of the balance of the account at December 31, 2010, and 10%, 8% and 6% of the balance of the account at December 31, 2011, respectively.

EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFIT PLANS
EMPLOYEE BENEFIT PLANS

21. EMPLOYEE BENEFIT PLANS

        Employees of the Company located in the PRC are covered by the retirement schemes defined by local practice and regulations, which are essentially defined contribution schemes. The calculation of contributions for these eligible employees is based on 20% of the applicable payroll cost in 2011. The expense paid by the Company to these defined contributions schemes was $1,937,179, $2,116,173 and $3,825,278 for the years ended December 31, 2009, 2010 and 2011, respectively.

        In addition, in 2011, the Company is required by PRC law to contribute approximately 10%, 8%, 2% and 2% of applicable salaries for medical insurance benefits, housing funds, unemployment and other statutory benefits, respectively. The PRC government is directly responsible for the payment of the benefits to these employees. The amounts contributed for these benefits were $1,626,522, $1,979,476 and $4,067,355 for the years ended December 31, 2009, 2010 and 2011, respectively.

SHARE OPTIONS	12 Months Ended
Dec. 31, 2011
SHARE OPTIONS
SHARE OPTIONS

22. SHARE OPTIONS

        On May 30, 2006, the Board of Directors approved the adoption of a share incentive plan to provide additional incentives to employees, directors or external consultants. The maximum aggregate number of shares which may be issued pursuant to all awards (including options) is 2,330,000 shares, plus for awards other than incentive option shares, an annual increase to be added on the first business day of each calendar year beginning in 2007 equal to the lesser of one percent (1%) of the number of common shares outstanding as of such date, or a lesser number of common shares determined by the Board of Directors or a committee designated by the Board. In September 2010, the shareholders approved an amendment to the Plan to increase the maximum number of common shares which may be issued pursuant to all awards of options and restricted shares under the Plan to the sum of (i) 2,330,000 plus (ii) the sum of 1% of the number of outstanding common shares of the Company on the first day of each of 2007, 2008 and 2009 and 2.5% of the number of outstanding common shares of the Company outstanding on the first day of each calendar year after 2009. The share incentive plan will expire on, and no awards may be granted after, March 15, 2016. Under the terms of the share incentive plan, options are generally granted with an exercise price equal to the fair market value of the Company's ordinary shares and expire ten years from the date of grant.

Options to Employees

        As of December 31, 2011, there was $9,378,964 in total unrecognized compensation expense related to share-based compensation awards, which is expected to be recognized over a weighted-average period of 2.9 years. During the years ended December 31, 2009, 2010 and 2011, $5,025,225, $3,641,260 and $3,382,786 was recognized as compensation expense, respectively. There is no income tax benefit recognized in the income statement for the share-based compensation arrangements in 2009, 2010 and 2011.

        The Company utilizes the Binomial option-pricing model to estimate the fair value of stock options.

        The following assumptions were used to estimate the fair value of stock options granted in 2009, 2010 and 2011:

	2009	2010	2011
Risk free rate	4.67% ~ 5.72%	4.25% ~ 4.75%	2.76% ~ 3.46%
Volatility ratio	81% ~ 84%	80% ~ 84%	77% ~ 79%
Dividend yield	—	—	—
Annual exit rate	3.56% ~ 5.24%	2.89% ~ 3.36%	3.07% ~ 4.37%
Exercise multiple	5.40 ~ 6.20	5.00	4.40 - 4.70

        The Company used the market yield of USD dominated Chinese International government bonds with maturity periods that can cover the contractual life of the shares option for the risk-free rates. The Company estimated the expected volatility based on the average of historical daily annualized volatility of its own and comparable companies' stock prices. The Company's dividend policy is to retain earnings for reinvestment purpose and the Company does not intend to distribute dividends, thus the dividend yield is assumed to be zero. The Company estimated the annual exit rates based on the historical general exit rate of staff at different levels. The Company estimated the exercise multiple based on the historical exercise pattern of prior employee stock options granted by the Company.

        A summary of the option activity is as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contract Terms	Aggregate Intrinsic Value
		$		$
Options outstanding at January 1, 2011	2,617,666	10.79
Granted	801,411	8.89
Exercised	(262,723)	4.79
Forfeited	(323,804)	12.78

Options outstanding at December 31, 2011	2,832,550	10.59	8 years	170,640

Options vested or expected to vest at December 31, 2011	2,613,054	10.62	8 years	170,640

Options exercisable at December 31, 2011	1,406,200	11.12	6 years	170,640

        The weighted average grant-date fair value of options granted in 2009, 2010 and 2011 was $5.86, $9.62 and $6.50, respectively. The total intrinsic value of options exercised during the years ended December 31, 2009, 2010 and 2011 was $1,743,089, $1,786,605 and $1,760,500, respectively.

Restricted shares to Employees

        The Company granted 333,190 and 116,500 restricted shares to employees in May 2006 and July 2006 respectively. The restricted shares were granted at nominal value and generally vest over periods from one to four years based on the specific terms of the grants. The difference between the exercise price of the restricted shares and the fair market value of the Company's ordinary shares at the date of grant resulted in total compensation cost of approximately $7.1 million that will be recognized ratably over the vesting period. During the years ended December 31, 2009, 2010 and 2011, the Company recognized $411,125, $235,411 and $nil in compensation expense associated with these awards, respectively.

        As of December 31, 2011, there was no unrecognized share-based compensation related to unvested restricted share awards.

        The total fair value of restricted shares vested during the year ended December 31, 2009, 2010 and 2011 was $433,963, $382,994 and $nil, respectively.

Restricted shares units to Employees

        The Company granted 475,313 and 42,868 restricted shares units ("RSU") to employees in May 2011 and July 2011, respectively. The RSUs entitle the holders to receive the Company's common shares upon vesting. The RSU were granted for free and generally vest over periods from one to four years based on the specific terms of the grants. The fair market value of the Company's ordinary shares at the date of grant resulted in total compensation cost of approximately $4.6 million that will be recognized ratably over the vesting period. During the year ended December 31, 2011, the Company recognized $678,052 in compensation expense associated with these awards.

        As of December 31, 2011, there was $3,897,651 of total unrecognized share-based compensation related to unvested restricted share units, which is expected to be recognized over a weighted-average period of 3.3 years.

        A summary of the RSU activity is as follows:

	Number of Shares	Weighted Average Grant-Date Fair Value
		$
Unvested at January 1, 2011	—	—
Granted	518,181	9.16
Vested	—	—
Forfeited	(18,641)	9.12

Unvested at December 31, 2011	499,540	9.16

        The total fair value of restricted shares units vested during the year ended December 31, 2011 was $nil.

INVESTMENT INCOME (LOSS)	12 Months Ended
Dec. 31, 2011
INVESTMENT INCOME (LOSS)
INVESTMENT INCOME (LOSS)

23. INVESTMENT INCOME (LOSS)

        The following table summarizes the Company's investment income (loss):

	Years Ended December 31,
	2009	2010	2011
	$	$	$
Sale of subsidiaries	1,788,036	210,312	—
Impairment of long-term investment	—	(3,000,000)	—
Others	—	(63,715)	(41,163)

Total investment income (loss)	1,788,036	(2,853,403)	(41,163)

        In June 2009, the Company and CVB Solar GmbH established a partnership, with the Company owning 70% of, and thereby consolidating as a subsidiary, the partnership. The Company contracted with the partnership to build a ground-mounted solar plant in Bernsdorf, Germany using the Company's solar modules. The project was completed in November 2009 and was sold to a third-party buyer prior to December 31, 2009 for $2.3 million. The Company recognized a gain from the sale of the partnership of $1,788,036 as investment income for the year ended December 31, 2009.

        The Company owns preferred shares of a privately held entity in an amount that is not sufficient to provide the Company with significant influence over the investee's operations. In 2010, due to the deterioration of the investee's financial position, the Company concluded that the $3,000,000 preferred share investment was fully impaired.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

        Between January 1 and March 31, 2012, we obtained new borrowings of approximately $94 million and renewed approximately $613 million bank facilities, the due dates of which extend beyond December 31, 2012.

        On April 17, the Company and SkyPower entered into a purchase agreement under which the Company will acquire a majority interest in 16 solar projects representing approximately 190-200MW from SkyPower. Each of these projects was awarded a 20-year power purchase contract by the Ontario Power Authority. Fifteen of these contracts were issued under Ontario's Feed-In-Tariff Program, and one was issued as part of Ontario's Renewable Energy Standard Offer Program. The transaction price is approximately CAD185 million ($185 million), of which $69.8 million will be paid once the closing conditions are met, $69.8 million is due on May 31, 2012, and the remaining amount is to be paid as the solar projects reach certain milestones. In conjunction with the transaction, a five-year warrant will be issued to SkyPower's owners for 9.9% of the Company's outstanding shares on the closing day, with a strike price of $5.00. The Company and SkyPower also agreed to form a 50/50 international joint venture focused on developing solar power plants in select emerging markets.

Financial Statements Schedule I	12 Months Ended
Dec. 31, 2011
Financial Statements Schedule I
Financial Statements Schedule I

Appendix 1

Major Subsidiaries of CSI

        The following table sets forth information concerning CSI's major subsidiaries:

Subsidiary	Place and date of Incorporation	Attributable Equity Interest Held	Principal Activity
CSI Solartronics(Changshu) Co., Ltd.	PRC November 23, 2001	100%	Developing solar power project
CSI Solar Technologies Inc.	PRC August 8, 2003	100%	Research and developing solar modules
CSI Solar Manufacture Inc.	PRC January 7, 2005	100%	Production of solar modules
CSI Solar New Energy (Suzhou) Co., Ltd.	PRC December 7, 2005	100%	Production of solar modules
Canadian Solar Manufacturing (Luoyang) Inc.	PRC February 24, 2006	100%	Manufacture of solar modules, ingots and wafers
Canadian Solar Manufacturing (Changshu) Inc.	PRC August 1, 2006	100%	Production of solar modules
CSI Cells Co., Ltd.	PRC August 23, 2006	100%	Manufacture of solar cells
Canadian Solar (USA) Inc.	USA June 8, 2007	100%	Sales and marketing of modules
CSI Project Consulting GmbH	Germany May 26, 2009	70%	Developing solar power project
Canadian Solar Japan K.K.	Japan June 21, 2009	90.67%	Sales and marketing of modules
Canadian Solar Solutions Inc.	Canada June 22, 2009	100%	Developing solar power project
CSI Solar Power (China) Inc.	PRC July 7, 2009	100%	Investment holding
Canadian Solar EMEA GmbH	Germany August 21, 2009	100%	Sales and marketing of modules
Canadian Solar Manufacturing (Ontario) Inc.	Canada June 30, 2010	100%	Production of solar modules
Canadian Solar (Australia) Pty., Ltd.	Australia February 3, 2011	100%	Sales and marketing of modules
Canadian Solar International Ltd.	Hong Kong March 25, 2011	100%	Sales and marketing of modules
Canadian Solar O&M (Ontraio) Inc.	Canada May 10, 2011	100%	Developing solar power project
SunE Sky GP First Light III Ltd.	Canada May 24, 2011	100%	Developing solar power project
SunE Sky First Light III LP	Canada May 24, 2011	100%	Developing solar power project
CSI-Cenergy Holdings, LLC	USA July 27, 2011	62.5%	Developing solar power project
Suzhou Sanysolar Materials Technology Co., Ltd.	PRC August 17, 2011	80%	Production of solar module materials
Canadian Solar South East Asia Pte., Ltd.	Singapore September 19, 2011	100%	Sales and marketing of modules

Additional
Information—Financial Statements Schedule I

Canadian Solar Inc.

        Schedule I has been provided pursuant to the requirements of Rule 12-04(a) and 4-08(e)(3) of Regulation S-X, which require condensed financial information as to financial position, changes in financial position and results of operations of a parent company as of the same dates and for the same periods for which audited consolidated financial statements have been presented as the restricted net assets of Canadian Solar Inc.'s consolidated and unconsolidated subsidiaries not available for distribution to Canadian Solar Inc. as of December 31, 2011 of $354,035,695, exceeded the 25% threshold.

        These financial statements have been prepared in conformity with accounting principles generally accepted in the United States except that the equity method has been used to account for investments in subsidiaries.

Financial

Information of Parent Company

Balance Sheets

	December 31, 2010	December 31, 2011
	(In U.S. dollars, except share and per share data)
ASSETS
Current assets:
Cash and cash equivalents	17,834,643	7,924,686
Restricted cash	31,626,334	5,731,365
Accounts receivable, net of allowance for doubtful accounts of $6,080,501 and $871,385 at December 31, 2010 and 2011, respectively	108,939,196	9,325,500
Inventories	30,423,199	12,824,582
Advances to suppliers, net of allowance for doubtful accounts of $17,511 and $6,059,306 at December 31, 2010 and 2011, respectively	4,069,236	—
Amounts due from related parties	108,899,314	85,731,327
Deferred tax assets	1,723,766	1,279,033
Prepaid expenses and other current assets	9,411,569	3,011,995

Total current assets	312,927,257	125,828,488
Advances to suppliers, net of allowance for doubtful accounts of nil and $11,365,975 at December 31, 2010 and 2011, respectively	13,946,324	—
Investment in subsidiaries	422,256,208	399,437,561
Deferred tax assets	9,648,202	9,708,590
Amount due from related parties	—	150,000,000
Other non-current assets	5,801,542	14,972,773

TOTAL ASSETS	764,579,533	699,947,412

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	10,087,952	4,025
Amounts due to related parties	160,239,600	177,769,708
Other current liabilities	20,574,458	11,323,481

Total current liabilities	190,902,010	189,097,214
Accrued warranty costs	26,984,958	32,401,893
Convertible notes	905,816	950,301
Liability for uncertain tax positions	11,460,330	11,564,233

TOTAL LIABILITIES	230,253,114	234,013,641

Equity:
Common shares—no par value: unlimited authorized shares, 42,893,044 and 43,155,767 shares issued and outstanding at December 31, 2009 and 2010, respectively	501,145,991	502,402,939
Additional paid-in capital	(57,392,283)	(53,331,445)
Retained earnings(Accumulated deficit)	62,110,767	(28,693,433)
Accumulated other comprehensive income	28,461,944	45,555,710

Total equity	534,326,419	465,933,771

TOTAL LIABILITIES AND EQUITY	764,579,533	699,947,412

Financial

Information of Parent Company

Statements of Operations

	Years Ended December 31
	2009	2010	2011
	(In U.S. dollars, except share and per share data)
Net revenues	602,999,324	1,248,400,119	829,016,524
Cost of revenues	591,746,362	1,201,713,356	792,643,306

Gross profit	11,252,962	46,686,763	36,373,218

Operating expenses:
Selling expenses	8,510,250	10,057,347	10,411,256
General and administrative expenses	17,258,546	13,355,609	13,461,891
Research and development expenses	664,102	792,509	1,255,945

Total operating expenses	26,432,898	24,205,465	25,129,092

Profit (loss) from operations	(15,179,936)	22,481,298	11,244,126
Other income (expenses):
Interest expense	(140,314)	(296,678)	(267,979)
Interest income	2,153,462	933,372	474,886
Investment loss	—	(3,000,000)	—
Foreign exchange gain	4,281,909	830,602	3,261,933

Profit (loss) before income taxes and equity in earnings of subsidiaries	(8,884,879)	20,948,594	14,712,966
Income tax expense	(1,576,793)	(9,956,513)	(6,742,827)
Equity in earnings(loss) of subsidiaries	33,107,556	39,576,838	(98,777,339)

Net Income (loss)	22,645,884	50,568,919	(90,804,200)

Financial

Information of Parent Company

Statements of Cash Flows

	Years Ended December 31,
	2009	2010	2011
	(In U.S. dollars)
Operating activities:
Net Income (loss)	22,645,884	50,568,919	(90,804,200)
Depreciation and amortization	5,450	5,888	5,864
Allowance for doubtful debts	8,208,800	(7,327,386)	5,829,275
Investment loss	—	3,000,000	—
Amortization of discount on debt	35,638	39,816	44,485
Equity in earnings (loss) of subsidiaries	(33,107,556)	(39,576,838)	98,774,339
Share-based compensation	5,436,350	3,876,671	4,060,838
Changes in operating assets and liabilities:
Inventories	(29,306,391)	2,140,423	17,598,617
Accounts receivable	(105,141,401)	37,753,416	99,826,223
Amounts due from related parties	(9,102,961)	(16,299,621)	(126,832,013)
Advances to suppliers	(7,248,785)	2,752,935	11,973,762
Other current assets	(327,630)	(4,195,539)	6,399,566
Other non-current assets	—	(5,786,798)	(9,177,091)
Accounts payable	6,026,101	3,937,109	(10,083,933)
Advances from customers	1,713,862	130,350	(216,370)
Amounts due to related parties	139,080,262	(23,827,298)	17,530,108
Accrued warranty costs	5,618,662	11,874,837	5,416,935
Other current liabilities	3,900,397	10,848,840	(9,034,605)
Liability for uncertain tax positions	2,001,087	755,415	103,902
Deferred taxes	(3,213,988)	392,598	384,345

Net cash provided by operating activities	7,223,781	31,063,737	21,800,047

Investing activities:
Decrease (increase) in restricted cash	(150,000)	(31,476,334)	25,894,969
Investment in subsidiaries	(74,120,415)	(45,851,545)	(75,955,691)
Purchases of property, plant and equipment	(3,497)	(1,172)	—

Net cash used in investing activities	(74,273,912)	(77,329,051)	(50,060,722)

Financing activities:
Proceeds from issuance of common shares	103,349,924	—	—
Issuance costs paid for common shares offering	(538,581)	—	—
Proceeds from exercise of stock options	674,424	823,560	1,256,948

Net cash provided by financing activities	103,485,767	823,560	1,256,948

Effect of exchange rate changes	210,504	13,340,647	17,093,770

Net increase (decrease) in cash and cash equivalents	36,646,140	(32,101,107)	(9,909,957)
Cash and cash equivalents at the beginning of the year	13,289,610	49,935,750	17,834,643

Cash and cash equivalents at the end of the year	49,935,750	17,834,643	7,924,686

Supplemental disclosure of cash flow information:
Interest paid	104,676	296,678	223,495
Income taxes paid	1,680,672	5,204,641	13,575,821